                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                                 PRAXAIR, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

[PRAXAIR LOGO]

39 Old Ridgebury Road
Danbury, Connecticut 06810-5113

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 2001

Dear Praxair Shareholder:

     The Annual Meeting of Shareholders of Praxair, Inc. will be held at 9:30 a.m. on Tuesday, April 24, 2001 in the Grand Ballroom of the Sheraton Danbury (formerly the Danbury Hilton and Towers), 18 Old Ridgebury Road, Danbury, Connecticut, for the following purposes:

          1. To elect three directors to the Board of Directors.

          2. To approve the Corporation's 2002 Long Term Incentive Plan.

          3. To approve the Corporation's Plan for Determining Performance-Based Awards under Section 162(m).

          4. To conduct such other business as may properly come before the meeting.

     Only holders of Common Stock of Praxair, Inc. of record at the close of business on February 26, 2001 will be entitled to vote at the meeting or any adjournment thereof.

     It is important that your shares be represented and voted at the meeting. You may vote your shares by means of a proxy form using one of the following methods:

          1. ELECTRONICALLY ON THE INTERNET (if instructions for this method are included in this package), OR

          2. BY TELEPHONE (if instructions for this method are included in this package), OR

          3. By signing and dating the PROXY/VOTING INSTRUCTION CARD enclosed in this package and returning it in the postage paid envelope that is provided.

     The giving of such proxy does not affect your right to vote in person if you attend the meeting.

     We encourage you to complete and file your proxy electronically or by telephone (if those options are available to you) as a means of REDUCING THE COMPANY'S EXPENSES related to the meeting.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 DAVID H. CHAIFETZ,
                                 VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY


March 1, 2001

                                 PROXY STATEMENT
                                TABLE OF CONTENTS


MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING                                                                  Page
        Item 1: Election of Directors                                                                              1
        Item 2: Approval of the 2002 Praxair, Inc. Long Term Incentive Plan                                        1
        Item 3: Approval of the Praxair, Inc. Plan for Determining
               Performance-Based Awards under
Section 162(m)                                                                                                     2
        Item 4: Other Business                                                                                     2

PROXY AND VOTING PROCEDURES                                                                                        3

HOW TO RECEIVE YOUR ANNUAL REPORT AND PROXY STATEMENT ON-LINE                                                      4

SHARE OWNERSHIP
        Principal Holders                                                                                          5
        Directors and Executive Officers                                                                           5
        Executive Stock Ownership Guidelines                                                                       6

THE BOARD OF DIRECTORS
        Director Attendance                                                                                        7
        Director Compensation                                                                                      7
        The Directors                                                                                              8

EXECUTIVE OFFICERS                                                                                                11

COMMITTEES OF THE BOARD
(See also "The Audit Committee & the Independent Accountants")
(See also "The Compensation & Management Development Committee &
 Executive Compensation")
        Finance and Pension Committee                                                                             12
        Public Policy and Nominating Committee                                                                    12

THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
   & EXECUTIVE COMPENSATION
        The Compensation and Management Development Committee                                                     13
        The Committee's Report on Executive Compensation                                                          14
               Table 1: Summary Compensation Table                                                                17
               Table 2: Option Grants in Last Fiscal Year                                                         18
               Table 3: Aggregated Option Exercises in Last Fiscal
                       Year and FY-End Option Values                                                              18
        Defined Benefit or Actuarial Plans                                                                        19
        Employment Contracts and Termination of
        Employment and Change in Control Arrangements                                                             19
SHAREHOLDER RETURN (Performance Graph)                                                                            20

THE AUDIT COMMITTEE & THE INDEPENDENT ACCOUNTANTS
        The Audit Committee                                                                                       21
        The Independent Accountants                                                                               21
        Audit Fees                                                                                                21
        Financial Information Systems Design & Implementation Fees                                                21
        All Other Fees                                                                                            21
        The Audit Committee Report                                                                                22

2002 PRAXAIR, INC. LONG TERM INCENTIVE PLAN                                                                       23

PRAXAIR, INC. PLAN FOR DETERMINING PERFORMANCE-BASED AWARDS
        UNDER SECTION 162(m)                                                                                      26

MISCELLANEOUS
        Section 16(a) Beneficial Ownership Reporting Compliance                                                   29
        Shareholder Proposals for the 2002 Annual Meeting                                                         29
        Annual Reports                                                                                            29
        Cost of Proxy Solicitation                                                                                29

EXHIBITS
        A.  Audit Committee Charter
        B.  2002 Praxair, Inc. Long Term Incentive Plan
        C.  Praxair, Inc. Plan for Determining Performance-Based
            Awards under Section 162(m)

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                             TUESDAY, APRIL 24, 2001


     This statement is furnished to shareholders of Praxair, Inc. ("Praxair") in connection with the solicitation of proxies for the Annual Meeting of Shareholders to be held at the Sheraton Danbury (formerly the Danbury Hilton and Towers), 18 Old Ridgebury Road, Danbury, Connecticut on April 24, 2001, at 9:30 a.m. or at any adjournment thereof (the "Annual Meeting"). This proxy statement and the enclosed form of proxy are first being sent to shareholders on or about March 14, 2001. The enclosed proxy is solicited on behalf of the Board of Directors of Praxair.


                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

ITEM 1: ELECTION OF DIRECTORS

     Three directors are to be elected. Praxair's Board of Directors is divided into three classes serving staggered terms. The terms of four of the present directors expire this year. Three of them have been nominated for reelection. The fourth, C. Fred Fetterolf, is retiring from the Board as a result of the Board's tenure policy.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT ALEJANDRO ACHAVAL, RONALD L. KUEHN, JR. AND H. MITCHELL WATSON, JR. BE ELECTED TO SERVE IN THE CLASS WITH TERMS EXPIRING IN 2004. Each nominee has agreed to be named in this Proxy Statement and to serve if elected. Biographical data on these nominees and the other members of the Board of Directors is presented at page 7 of this Proxy Statement under the caption "The Board of Directors".

     Unless you otherwise direct on the proxy form (whether by Internet, telephone or mail), the proxy holders intend to vote your shares in favor of the above listed nominees. To be elected, a nominee must receive a plurality of the votes cast at the Annual Meeting in person or by proxy. If one or more of the nominees becomes unavailable for election or service as a director, the proxy holders will vote your shares for one or more substitutes designated by the Board of Directors, or the size of the Board of Directors will be reduced.


ITEM 2: APPROVAL OF THE 2002 PRAXAIR, INC. LONG TERM INCENTIVE PLAN

     The plan here submitted for the shareholders' approval is intended to replace the existing 1992 Praxair, Inc. Long Term Incentive Plan which, by its terms, expires on December 31, 2001. The Board of Directors has adopted the 2002 Praxair, Inc. Long Term Incentive Plan to take effect on January 1, 2002. This plan is used to grant long term incentives such as stock options and multi-year performance awards to the Corporation's officers and other employees.

     Multi-year performance awards granted under the plan that are intended to qualify as "performance-based" compensation under Internal Revenue Code Section 162(m) (thereby being eligible for exemption from the deduction limit set forth in that Section) will be administered according to the Praxair, Inc. Plan for Determining

Performance-Based Awards under Section 162(m), which plan is also being submitted for the shareholders' approval at this meeting.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2002 PRAXAIR, INC. LONG TERM INCENTIVE PLAN. Unless otherwise directed on the proxy form, the proxy holders intend to vote in favor of adoption of this plan. Approval requires the affirmative vote of a majority of votes cast on the matter.

     A summary of the 2002 Praxair, Inc. Long Term Incentive Plan is presented at page 23 of this Proxy Statement under the caption "2002 Praxair, Inc. Long Term Incentive Plan". The full text of the plan is attached to this Proxy Statement as Exhibit B.


ITEM 3: APPROVAL OF THE PRAXAIR, INC. PLAN FOR DETERMINING
PERFORMANCE-BASED AWARDS UNDER SECTION 162(m)

     At the 1996 Annual Meeting, the shareholders approved the Praxair, Inc. Senior Executive Performance Award Plan. This plan is used to administer and determine certain awards to senior officers so as to qualify the compensation as "performance-based" under regulations issued under Internal Revenue Code Section 162(m). Such "performance-based" compensation is exempt from the deduction limitation of Section 162(m) and, thus, will be fully deductible by the Corporation for tax purposes.

     Internal Revenue Service regulations require that this plan be resubmitted for shareholder approval in the fifth year following the original approval. Although the plan has been given a more descriptive name, the material terms of the plan are unchanged from those approved by the shareholders in 1996.

     The plan does not, in itself, authorize any payments or the issuance of any shares for any award. Rather, the plan provides only for the administration and determination of certain awards to be granted under other of the Corporation's compensation plans or programs, including the 2002 Praxair, Inc. Long Term Incentive Plan also submitted here for shareholder approval.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PRAXAIR, INC. PLAN FOR DETERMINING PERFORMANCE-BASED AWARDS UNDER SECTION 162(m). Unless otherwise directed on the proxy form, the proxy holders intend to vote in favor of adoption of the Plan. Approval requires the affirmative vote of a majority of the votes cast on the matter.

     A summary of the Praxair, Inc. Plan for Determining Performance-Based Awards under Section 162(m) is presented at page 26 of this Proxy Statement under the caption "Praxair, Inc. Plan for Determining Performance-Based Awards under Section 162(m)". The full text of the plan is attached to this Proxy Statement as Exhibit C.


ITEM 4: OTHER BUSINESS

     Praxair knows of no other business that will be considered for action at the Annual Meeting. If any other business calling for a vote of shareholders is properly presented at the meeting, the proxy holders will vote your shares in accordance with their best judgment.

                           PROXY AND VOTING PROCEDURES


SHAREHOLDERS ENTITLED TO VOTE

     Shareholders of record at the close of business on February 26, 2001 will be entitled to vote at the Annual Meeting. As of that date, a total of 160,304,559 shares of Praxair's Common Stock were outstanding. Each share of Common Stock is entitled to one vote.


FILING OF PROXIES

     Your vote is important. Because many shareholders cannot attend the Annual Meeting in person, it is necessary that a large number be represented by proxy. Most shareholders have a choice of voting over the Internet, by using a toll-free telephone number or by completing a proxy card and mailing it in the postage-paid envelope provided. Check your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you. Please be aware that, if you vote over the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible.

     The Internet and telephone voting procedures are designed to authenticate shareholders by use of a Control Number and to allow shareholders to confirm that their instructions have been properly recorded.


VOTING OF PROXIES

     All shares entitled to vote and be represented by a properly completed proxy (either by Internet, telephone or mail) will be voted at the Annual Meeting as indicated on the proxy unless earlier revoked by you. If no instructions are indicated for a matter on a properly completed proxy, the shares represented by that proxy will be voted on that matter as recommended by the Board of Directors. If a proxy is returned by mail unsigned, it will also be voted as recommended by the Board of Directors. Execution of the proxy also confers discretionary authority to the proxy holder to vote your shares on other matters that may properly come before the meeting.


REVOCATION OF PROXY

     You may revoke your proxy at any time before it is voted by filing with Praxair's Secretary a written revocation, by timely delivery of a properly completed, later-dated proxy (including by Internet or telephone), or by voting in person at the Annual Meeting.


VOTING AT THE ANNUAL MEETING

     The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.


VOTE REQUIRED

     Directors shall be elected by a plurality of the votes cast at the Annual Meeting. Except as otherwise provided by law, other matters voted on at the Annual Meeting shall be determined by the majority of votes cast at the Annual Meeting in person or by proxy by shareholders entitled to vote on the matter. Abstentions and broker non-votes on filed proxies and ballots are not considered votes cast and shall be counted as neither for nor against a matter or nominee but the shares represented by such an abstention or broker non-vote shall be considered present at the Annual Meeting for quorum purposes. As to matters requiring the vote of a majority of the shares either present or outstanding, and entitled to vote on the matter, abstentions have the same effect as a vote against the matter and, under Delaware Corporation Law and Securities and Exchange Commission rules, broker non-votes are deemed to not be entitled to vote on the matter.

                      HOW TO RECEIVE YOUR ANNUAL REPORT AND
                             PROXY STATEMENT ON-LINE


     SAVE PRAXAIR FUTURE POSTAGE AND PRINTING EXPENSE by consenting to receive future annual reports and proxy statements on-line on the Internet.

     Most shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. Those shareholders will be given the opportunity to consent to future Internet delivery when they vote their proxy. (For some shareholders, this option is only available if you vote by Internet.)

     If you are not given an opportunity to consent to Internet delivery when you vote your proxy, contact the bank, broker or other holder of record through which you hold your shares and inquire about the availability of such an option for you.

     If you consent, your account will be so noted and, when Praxair's 2001 Annual Report and the Proxy Statement for the 2002 Annual Meeting of Shareholders become available, you will be notified on how to access them on the Internet. Any prior consent you have given will remain in effect until specifically revoked by you in the manner specified by the bank or broker that manages your account.

     If you do elect to receive your Praxair materials via the Internet, you can still request paper copies by contacting the Assistant Corporate Secretary at Praxair, Inc., 39 Old Ridgebury Road, M1, Danbury, CT 06810-5113.

                                 SHARE OWNERSHIP

PRINCIPAL HOLDERS

     The only persons known by Praxair to be beneficial owners of more than five percent of Praxair's Common Stock (par value $0.01) are the following:


===================================================================================================================
-------------------------------------------------------------------------------------------------------------------
 Name and Address of                                          Number of Shares                   Percent of Shares
 Beneficial Owner                                             Beneficially Owned                 Outstanding(a)
-------------------------------------------------------------------------------------------------------------------
 FMR Corp.                                                    23,769,089(b)                               15.0%
 82 Devonshire Street, Boston, MA 02109
 AXA Financial, Inc.(c)                                        9,689,494(d)                                6.1%
 1290 Avenue of the Americas, New York, NY 10104
-------------------------------------------------------------------------------------------------------------------

Notes:    (a) Based on 159,251,526 total shares outstanding on December 31,
2000.

          (b) Holdings as of December 31, 2000 as reported in SEC Schedule 13G by FMR Corp. According to this report, FMR Corp. had sole voting power as to 2,135,154 shares and sole investment power as to 23,769,089 shares.

          (c) A subsidiary of AXA Financial, Inc. acquired Sanford C. Bernstein & Co., Inc. in October, 2000.

          (d) Holdings as of December 31, 2000 as reported in SEC Schedule 13G by AXA Financial, Inc. on behalf of itself, its subsidiaries and other related companies. According to this report, AXA Financial, Inc. had sole voting power as to 4,745,107 shares, sole investment power as to 9,689,494 shares and shared voting power as to 1,116,054 shares.

--------------------------------------------------------------------------------

DIRECTORS AND EXECUTIVE OFFICERS

     As of January 31, 2001, directors and executive officers of Praxair beneficially owned shares of Praxair's Common Stock (par value $0.01) as follows. Directors and all executive officers as a group, 20 persons, beneficially own 0.9% of the outstanding shares.


======================================================================================================================
----------------------------------------------------------------------------------------------------------------------
                                                          SHARES BENEFICIALLY OWNED AND OTHER EQUITY INTERESTS
                                                          Common        Deferred                             Stock
 Name                          Position                   Stock(1)      Stock(2)           Total             Options(3)
----------------------------------------------------------------------------------------------------------------------
 H. William Lichtenberger      Former Chairman and Chief 263,529        113,546            377,075           557,000
                               Executive Officer(4)

 Dennis H. Reilley             Chairman, President and    50,738         16,774             67,512                 0
                               Chief Executive Officer(5)

 Paul J. Bilek                 Executive Vice President   26,350         12,551             38,901           140,500

 Thomas W. von Krannichfeldt   Executive Vice President   10,227         13,427            23,654             43,000

 Ricardo S. Malfitano          Vice President, and         9,348            993             10,341            73,000
                               President, North American
                               Industrial Gases

 David H. Chaifetz             Vice President,            59,734         13,554             73,288           112,000
                               General Counsel
                               and Secretary

 Alejandro Achaval             Director                    1,694         10,856             12,550            12,500
 C. Fred Fetterolf             Director                    2,133         12,103             14,236            12,500
 Dale F. Frey                  Director                    1,628          1,851              3,479            12,500
 Claire W. Gargalli            Director                    1,718          3,863              5,581            12,500
 Ronald L. Kuehn, Jr.          Director                    5,301         11,052             16,353            12,500
 Raymond W. LeBoeuf            Director                    1,000          7,598              8,598            10,000
 Benjamin F. Payton            Director                    1,771          2,259              4,030            12,500
 G. Jackson Ratcliffe, Jr.     Director                    1,771         18,017             19,788            12,500
 H. Mitchell Watson, Jr.       Director                    1,759          7,042              8,801            12,500

      Total                                              438,701        245,486            684,187         1,035,500

 Directors & Executive         (20 persons)              490,678        267,513            758,191         1,286,800
 Officers as a group
----------------------------------------------------------------------------------------------------------------------

Notes:    1) Amounts reported as COMMON STOCK include 5,000 shares held by a member of H. William Lichtenberger's family. Also included in the reported amounts are 21,370 shares held by the Lichtenberger Foundation over which Mr. Lichtenberger had shared voting and investment power. Reported shares also include 25,000 restricted shares for which Mr. Reilley has sole voting power but which vest in stages beginning in 2005.

          2) DEFERRED STOCK represents stock price-based units into which deferred compensation has been invested pursuant to the deferred compensation plans for management and for non-employee directors. Holders have no voting rights with respect to Deferred Stock. The value of Deferred Stock units varies with the price of Praxair's common stock and, at the end of the deferral period, the units are payable in stock.

          3) STOCK OPTIONS represent shares that may be acquired upon exercise of options exercisable within 60 days of February 26, 2001.

          4) Effective March 6, 2000, Mr. Lichtenberger resigned his position as Chief Executive Officer. He remained Chairman of the Board of Directors until his retirement from the company on November 30, 2000.

          5) Mr. Reilley was elected President and Chief Executive Officer and a director of Praxair, Inc. effective March 6, 2000 and became Chairman as of December 1, 2000.

                      EXECUTIVE STOCK OWNERSHIP GUIDELINES

     The Board of Directors of Praxair believes that it is important for executive officers to acquire a substantial ownership position in Praxair. In this way, they will bear the same types of risks as are incurred by shareholders, and their interests will be more closely aligned with those of shareholders. Significant stock ownership focuses the executives' attention on managing Praxair as equity owners.

     Accordingly, stock ownership guidelines have been established for the Corporation's officers and senior managers as follows. 102 executives are currently covered under this stock ownership policy. Individuals are expected to meet the applicable guideline no more than 5 years after first becoming subject to it.


                                                Value of Shares Owned
----------------------------------------------------------------------------
Chief Executive Officer                         4.0x Base Salary
Chief Financial Officer                         3.0x Base Salary
Other Executive Officers                        1.5x Base Salary
Other Officers and Senior Managers              1.0x Base Salary


     As of the date of this Proxy Statement, all covered individuals have met or exceeded their guidelines, where permitted by law, or are within their 5 year transition period. Stock ownership of the 5 most highly compensated executive officers in 2000 can be found in the table presented at page 5 of this Proxy Statement under the caption "Share Ownership". Upon joining Praxair, Mr. Reilley purchased 16,000 shares of Praxair stock. Considering this and his subsequent purchases, he is more than half way to the ownership guideline level for 5 years of service.

     In addition to the guidelines, Praxair's compensation programs and benefit plans have many features designed to encourage and enable executive officers and other employees to build stock ownership. For example, performance stock grants and stock options form an important part of executive compensation. Other means used by Praxair to encourage employee stock ownership include: (1) Praxair's matching contributions for employee deposits in Praxair's Savings Program made in the form of Praxair's Common Stock; (2) a Dividend Reinvestment and Stock Purchase Plan ("DRISP") in which dividends are automatically reinvested in additional shares of Praxair's stock and a participant may make optional cash purchases of Praxair's stock without incurring broker's fees; (3) a deferred compensation program for management whereby participants have the option to defer salary and variable compensation into "Deferred Stock" units (the value of the stock units will vary with the value of Praxair's Common Stock assuming reinvestment of dividends); and (4) a policy mandating either investment of at least 20% of annual variable compensation in the recipient's DRISP account or deferring such amount into "Deferred Stock" units.

                             THE BOARD OF DIRECTORS

     The following pages present information about the persons who comprise Praxair's Board of Directors; including the three nominees for reelection. During 2000, the Board held eight meetings.


DIRECTOR ATTENDANCE

     During his current term to date, each nominee for reelection attended Board meetings and meetings of committees of which he is a member as follows: Mr. Achaval, 100%; Mr. Kuehn, 98%; and Mr. Watson, 100%. During this same period, the continuing directors collectively attended 97% of such meetings.

DIRECTOR COMPENSATION

     No director who is an employee of Praxair is compensated for service as a member of the Board of Directors or any committee of the Board of Directors. Compensation for non-employee directors consists of an annualretainer of $51,000, a $1,300 fee for each Board meeting attended, and a $1,300 fee for each committee meeting attended. A director who is also chairman of a Board of Directors' committee is paid an additional $5,000 annual retainer. Directors are reimbursed for travel expenses incurred on behalf of Praxair.

     Each active non-employee director is also a participant in the 1995 Stock Option Plan for Non-Employee Directors of Praxair, Inc. On or about April 1st of each year, each Stock Option Plan participant is granted options to purchase 2,500 shares of Praxair's Common Stock. The exercise price of each option is 100% of the closing price of Praxair's stock as reported by the New York Stock Exchange on the date of grant. Each option granted under the stock option plan becomes exercisable on the second anniversary of its date of grant and expires ten years from the date of grant. The plan contains provisions regarding the exercisability and termination of outstanding options in the event of termination of service, retirement, disability, death and change in control of Praxair.

     A Deferred Compensation Plan is also available for non-employee directors. Under this plan, non-employee directors may, prior to the beginning of a calendar year, elect to defer to a later date payment of some or all of the cash fees earned in that year. This deferred payment date is fixed by the director at the time of his or her deferral election. At the time of the deferral election, the director also designates that the deferred fees be credited with earnings based upon a "Cash Account", which earns interest at the prime rate, a "Stock Unit Account", the value of which will vary with the market price of Praxair's common stock, or a "Discounted Stock Unit Account", in which stock units are allocated at a 10% discount to the market price of Praxair's common stock, and thereafter, their value varies with the market price of that stock. Stock Unit Accounts and Discounted Stock Unit Accounts will also be credited with additional stock units whenever dividends are paid on Praxair's common stock. Stock units provide directors the economic equivalent of stock ownership except that the units may not be transferred or sold and they do not provide any voting or other shareholder rights. The "Cash Account" is paid to the director in cash on the designated payment date. The "Stock Unit Account" and the "Discounted Stock Unit Account" are both paid in the form of Praxair common stock.



--------------------------------------------------------------------------------

ALEJANDRO ACHAVAL                                                         Age 68

Director Since 1992                                            Term Expires 2001

Chairman, Chief Executive Officer and Controlling Partner of IMEXTRADE S.A. and TRINIDAD S.C.A.

                    Mr. Achaval served as Vice Chairman & Chief Executive Officer, IPAKO Industrias Petroquimicas Argentinas S.A. between 1975 and his retirement in 1994.

                    Mr. Achaval also has served as Chairman of the Argentine Chamber of Chemical and Petrochemical Industries, as a member of the Board and Executive Committee of the Argentine Board of Industry and as a director of I.D.E.A. Argentine Institute for Management Development, the National Institute of Technology (INTI), and FIPLASTO S.A.

                    Mr. Achaval is Chairman of FUNDES, a subsidiary of Nueva A.G. (Switzerland), a director of Minetti S.A., a company controlled by Holderbank A.G. (Switzerland), a director of Praxair

                    Argentina S.A., an indirect subsidiary of Praxair, Inc. and a director of the Fundacion Invertir, an Argentine investment foundation.

-------------------------------------------------------------------------------

DALE F. FREY                                                             Age 68

Director Since 1993Term Expires 2002

Director of Various Corporations

                    Mr. Frey served as Chairman and President, General Electric Investment Corporation from 1984 to 1997.

                    Mr. Frey is Chairman of the Damon Runyon-Walter Winchell Cancer Research Fund. He is a trustee of Franklin & Marshall College and a member of the New York University Stern School Advisory Board. He is also a member of the Forstmann Little Company and the Aurora Capital Partners advisory boards.

                    Mr. Frey is also a director of After Market Technology Corporation, Community Health Systems, Roadway Express, Inc., and Goco-op.

--------------------------------------------------------------------------------

CLAIRE W. GARGALLI                                                       Age 58

Director Since 1992Term Expires 2003

Director of Various Corporations

                    Ms. Gargalli served as Vice Chairman, Diversified Search Companies from 1990 to 1998.

                    Ms. Gargalli is a trustee of Carnegie Mellon University and Middlebury College and she is also a director of Baker Hughes, Inc. and UNOVA, Inc.


------------------------------------------------------------------------------

RONALD L. KUEHN, JR.                                                     Age 65

Director Since 1992Term Expires 2001

Chairman of Various Corporations

                    Mr. Kuehn was Chairman, President and Chief Executive Officer of Sonat Inc. from 1986 until its merger with El Paso Energy Corporation in 1999. He served as Chairman of El Paso Energy through 2000.

                    Mr. Kuehn is a trustee of Tuskegee University and is active in numerous community and charitable organizations.

                    Mr. Kuehn is also a director of AmSouth Bancorporation, Dun and Bradstreet Corporation, Protective Life Corporation and Transocean Sedco Forex Inc.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

RAYMOND W. LEBOEUF                                                     Age 54

Director Since 1997Term Expires 2002

Chairman and Chief Executive Officer of PPG Industries, Inc. since 1997

                    In 1995, Mr. LeBoeuf was elected President and Chief Operating Officer and a director of PPG Industries, Inc. and he assumed his current positions in 1997.

                    Mr. LeBoeuf is a director of ITT Industries, Inc., a trustee of Robert Morris College and a board member of the Allegheny Conference on Community Development, the Business Roundtable and the Extra Mile Education Foundation.

-------------------------------------------------------------------------------

BENJAMIN F. PAYTON                                                     Age 68

Director Since 1992Term Expires 2002

President, Tuskegee University since 1981

                    Dr. Payton is a director of the National Action Council for Minority Engineers. He is also on the Board of Directors of the Tuskegee Chamber of Commerce and is on the Royal Council, Alabama Shakespeare Festival.

                    Dr. Payton is also a director of AmSouth Bancorporation, AmSouth Bank, Liberty Corporation, Morrison Management Specialists, Inc. and Ruby Tuesday, Inc.

--------------------------------------------------------------------------------

G. JACKSON RATCLIFFE, JR.                                                 Age 64

Director Since 1992Term Expires 2003

Chairman, President and Chief Executive Officer of Hubbell Incorporated since
1987

                    Mr. Ratcliffe is also a director of Olin Corporation and Sunoco, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DENNIS H. REILLEY                                                         Age 48

Director Since 2000Term Expires 2003

Chairman, President and Chief Executive Officer of Praxair since 2000

                    Mr. Reilley assumed his current positions when he joined Praxair in 2000. Beginning in 1989, he held senior management positions in DuPont Co.'s Chemicals and Specialties business including Vice President and General Manager of Specialty Chemicals. In May 1999,

                    Mr. Reilley was appointed Executive Vice President and Chief Operating Officer of DuPont with responsibility for Pigments and Chemicals, Specialty Polymers, Nylon and Polyester.

                    Mr. Reilley is Chairman of the American Chemistry Council, a member of the Business Roundtable and is on the Executive Committee of the Society of Chemical Industry. He also is a director of Entergy Corporation.

--------------------------------------------------------------------------------

H. MITCHELL WATSON, JR.                                                   Age 63

Director Since 1992Term Expires 2001

President, Sigma Group of America since 1992

                    Prior to his current position, Mr. Watson was President and Chief Executive Officer of ROLM Company.

                    Mr. Watson is a Trustee of Helen Keller International.

                    Mr. Watson is also a director and the non-executive Chairman of MAPICS, Inc., is Chairman of the Board of Identrus, LLC, and a director of DDS power.com.



EXECUTIVE OFFICERS

     The following Executive Officers have been elected by the Board of Directors and serve at the pleasure of the Board. It is expected that the Board will elect officers annually following each Annual Meeting of Shareholders.

     Paul J. Bilek, 53, is an Executive Vice President of Praxair. Mr. Bilek served as President, North American Industrial Gases from 1996 to 1998, as Vice President, North American Merchant Gases between 1995 and 1996, and as President, Praxair Surface Technologies, Inc. between 1993 and 1995. He assumed his current position in 1998.

     David H. Chaifetz, 58, is Vice President, General Counsel and Secretary of Praxair. He assumed his current positions in 1992 upon Praxair's launch as a public company.

     Ivan F. Garcia, 58, has been a Vice President of Praxair since 1997. Mr. Garcia is also Chief Executive Officer of S.A. White Martins, Praxair's Brazilian subsidiary. Prior to his election as Chief Executive Officer in 1997, he was its Vice President and Chief Operating Officer. Mr. Garcia currently serves as a director of the Brazilian Air Gases Industries Association, the International Oxygen Manufacturers Association, and the

Executive Board of Abiquim, the Brazilian Chemical Industries Association. He also is on the board of the Brazilian Business Council for Sustainable Development and sits on the Executive Committee and Business Affairs Committee of the American Chamber of Commerce in Rio de Janeiro. Mr. Garcia is also on the board of the Brazilian Pulp and Paper Technical Association and is a member of the Energy Business Council of Rio de Janeiro Trade Chamber.

     Ricardo S. Malfitano, 42, is a Vice President of Praxair, President, North American Industrial Gases and President, Praxair Canada Inc. Mr. Malfitano served as Chief Operating Officer of S.A. White Martins ("SAWM"), Praxair's Brazilian subsidiary, from 1997 to 1998, as Director of SAWM's Brazilian industrial gases business in 1996 and as Director, Electronic Gases for Praxair from 1994 to 1996. He assumed his current positions in 1998.

     Dennis H. Reilley, 48. See description under "The Board of Directors."

     George P. Ristevski, 41, is a Vice President of Praxair and its Controller. Mr. Ristevski joined Praxair from Electronic Data Systems, Inc. in 1995 to serve as Director of Corporate Financial Planning and Analysis. In 1997 he was designated Controller of Praxair Distribution, Inc. He assumed his current positions in 2000.

     James S. Sawyer, 44, is a Vice President of Praxair and its Chief Financial Officer. Mr. Sawyer served as a Vice President of Praxair and as its Assistant Treasurer and then Treasurer from 1992 upon Praxair's launch as a public company until 2000. He was designated Chief Financial Officer in 2000.

     Thomas W. von Krannichfeldt, 51, is an Executive Vice President of Praxair. Mr. von Krannichfeldt also serves as President, Praxair Surface Technologies, Inc. He assumed his current position in 1999.

     Alan J. Westendorf, 57, is a Vice President of Praxair and President, Praxair Europe. In 1996, Mr. Westendorf was designated the North American Industrial Gases ("NAIG") Vice President-Sales and became an NAIG Senior Vice President in 1998. From 1994 to 1996, he served as Director, Mergers and Acquisitions for Praxair Distribution, Inc. He assumed his current positions in 1999.

     Wayne J. Yakich, 43, is a Vice President of Praxair and President, Praxair Distribution, Inc. He assumed his current position in 2000.

COMMITTEES OF THE BOARD

     AUDIT COMMITTEE. See information at page 21 of this Proxy Statement under the caption "The Audit Committee & The Independent Accountants".

     COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE. See information at page 13 of this Proxy Statement under the caption "Compensation and Management Development Committee & Executive Compensation".

     FINANCE AND PENSION COMMITTEE. The Finance and Pension Committee is comprised of Dale F. Frey as Chairman, Alejandro Achaval, Claire W. Gargalli, Raymond W. LeBoeuf and Dennis H. Reilley. The Committee met two times during 2000. The Finance and Pension Committee: (1) reviews periodically Praxair's financial policies and objectives; (2) monitors Praxair's financial condition and its requirements for funds; (3) reviews management recommendations as to the amounts, timing, types and terms of public stock issues and public and private debt issues; and (4) reviews periodically Praxair's dividend policy, insurance program and foreign exchange operations. The Finance and Pension Committee also reviews the financial, investment and actuarial policies and objectives of the pension program and, periodically, other employee benefit programs, and the investment performance of the fund established for the pension program. The Finance and Pension Committee also performs certain other review functions related to finance and pension matters.

     PUBLIC POLICY AND NOMINATING COMMITTEE. The Public Policy and Nominating Committee is comprised of | G. Jackson Ratcliffe, Jr. as Chairman, C. Fred Fetterolf, Dale F. Frey, Benjamin F. Payton and Dennis H. Reilley. The Committee met three times during 2000. The Public Policy and Nominating Committee recommends to Praxair's Board of Directors nominees for election as directors, and periodically reviews potential candidates, including incumbent directors. The Public Policy and Nominating Committee reviews policies with respect to the composition, organization and practices of Praxair's Board of Directors, and developments in corporate governance matters generally.

     The Public Policy and Nominating Committee also reviews Praxair's policies and responses to important social, political and public issues, including matters relating to international operations, equal employment opportunity, charitable contributions, and legislative issues, as well as policies on and responses to important shareholder issues, including management and shareholder proposals offered for shareholder approval. The Public Policy and Nominating Committee reviews Praxair's policies for health, safety and environmental affairs and Praxair's performance and compliance with its policies and legal requirements in this area. The Public Policy and Nominating Committee also performs various other functions relating to public policy matters generally.

     The Public Policy and Nominating Committee will consider candidate nominees for election as director who are recommended by shareholders. Recommendations should be sent to the Secretary of Praxair and should include the candidate's name and qualifications and a statement from the candidate that he or she consents to being named in the Proxy Statement and will serve as a director if elected. In order for any candidate to be considered by the Public Policy and Nominating Committee and, if nominated, to be included in the Proxy Statement, such recommendation must be received by the Secretary on or before the November 1 preceding the annual meeting at which directors will be elected by the shareholders.

              COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE AND
                             EXECUTIVE COMPENSATION

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

     The Compensation and Management Development Committee is comprised of Ronald L. Kuehn, Jr. as Chairman, Claire W. Gargalli, Raymond W. LeBoeuf, G. Jackson Ratcliffe, Jr. and H. Mitchell Watson, Jr. The Committee met six times during 2000. The Compensation and Management Development Committee: (1) determines the direct and indirect compensation, incentive plans and employee benefits of the Chairman of the Board and the executive officers of Praxair; and
(2) determines, and recommends to Praxair's Board of Directors, Praxair's policies relating to the compensation of the other elected officers and, generally, other employees. In addition, the Committee reviews management's long-range planning for executive development and succession, and performs certain other review functions relating to management compensation and employee relations policies.

     This Committee is comprised of five non-employee directors, all of whom have considerable experience in executive compensation issues and management development. None of the members of the Committee has ever been an officer or employee of Praxair or any of its subsidiaries. In discharging its responsibilities, the Committee employs the services of an independent compensation consultant. The consultant reports directly to the Committee regarding these matters.

     The following is a report of the Compensation and Management Development Committee. This report discloses the Committee's policies with respect to compensation of Praxair's executive officers, and the specific factors and criteria upon which the Chief Executive Officer's compensation for the last fiscal year was based.

                COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

          This report addresses Praxair's compensation policies and practices, and the Committee's decisions regarding 2000 compensation and long term incentives as they affected the Chairman of the Board, the Chief Executive Officer and the four other most highly paid executive officers of Praxair (the six individuals collectively called "the Senior Executives"). These policies and practices also generally affect the compensation of Praxair's other officers and high level executives.


     EXECUTIVE COMPENSATION POLICIES AND PRACTICES

          Praxair's executive compensation policies are designed to: (1) align compensation with the company's annual and long term performance goals; (2) attract and retain a highly qualified and motivated management team; (3) reward individual performance; and (4) link the interests of the Senior Executives directly with those of shareholders through the use of Praxair stock as a compensation vehicle.

          The Committee uses the services of an outside compensation consultant to review the competitiveness of the company's compensation programs. Praxair has selected a comparator group of companies from the consultant's database that it considers as an appropriate group of companies against which to compare Praxair for compensation purposes. The comparator group comprises 26 companies from various industries that represent the competitive marketplace for Praxair executives. Since the size of the comparator companies measured by sales varies somewhat, the consultant adjusts its competitive analysis to account for that variable. For purposes of the shareholder return comparisons elsewhere in this proxy statement, Praxair uses an index focussed on the chemical industry, based on its belief that an industry index is an appropriate peer group for investment comparisons. The companies chosen for the compensation comparator group are not necessarily those represented in the shareholder return comparisons. The Committee believes that Praxair's competitors for executive talent are a broader group of companies and not limited only to the companies in the investment comparison.

          In determining the total compensation opportunity for each Senior Executive, the Committee takes into account the mix of base salary, variable compensation and long term incentives. It targets its compensation decisions to achieve a median total compensation opportunity for comparable jobs within the comparator group. However, since a large portion of the compensation opportunity is determined by performance-based variable compensation, total compensation may be above or below the median based on individual, business unit and/or total company performance.


     SALARY

          The Committee reviewed the base salaries of each of the Senior Executives in comparison to the size-adjusted salaries paid for comparable jobs by the companies in the comparator group. Generally, the Committee found that the salaries of the Senior Executives were at approximately the market average. The Committee approved salary adjustments for the Senior Executives based on their individual performance, their salaries relative to the market and in recognition of certain increased responsibilities. Mr. Lichtenberger's salary was adjusted by 5.6 percent on an annualized basis, effective April 1, 2000. Mr. Reilley joined Praxair during March 2000 and his salary was unchanged during the year.


     PERFORMANCE-BASED ANNUAL VARIABLE COMPENSATION

          At its January 2000 meeting, the Committee reviewed its method of determining annual variable compensation awards. First, the Committee established the net income after tax, earnings per share, operating profit and cash flow targets in the company's Annual Business Plan as the primary measures against which performance would be judged for purposes of annual performance-based variable compensation. Secondary measures established by the Committee included achievement of agreed upon goals in the areas of growth strategies and strategic planning, safety and environmental performance, people excellence, marketing and customer focus, operational excellence and shareholder value creation. Second, the Committee reviewed the current target variable compensation levels as a percentage of base salary. The target levels were found to be consistent with the external market place. The target payout percentages range from 50 percent of base salary up to a high of 75 percent of base salary for Mr. Reilley and Mr. Lichtenberger.

          At its January 2001 meeting, the Committee evaluated 2000 performance of the company against its 2000 Annual Business Plan and considered the individual performance of each of the Senior Executives. Regarding the primary measures of performance, namely achievement of financial targets, the Committee concluded that the Corporation achieved improved performance in 2000 compared to 1999 and substantially achieved its annual plan in spite of a challenging external environment in the U.S. and some of Praxair's key international markets. In addition, many of the 2000 nonfinancial goals noted above were either accomplished or progress was well under way. The Committee also reviewed the performance of the Corporation in comparison to the performance measures established by the Committee in 2000 for the Senior Executives under the Senior Executive Performance Award Plan, approved by the shareholders in 1996 to comply with
     Section 162(m) of the Internal Revenue Code.

          On the basis of the overall performance during 2000 in relation to both financial and non-financial plans, the Committee awarded 2000 performance-based annual variable compensation for the Senior Executives slightly above the target payout. Mr. Reilley's variable compensation was established at $660,000 based on the foregoing considerations. Mr. Lichtenberger's variable compensation was established at $785,000 based on the foregoing considerations.

     LONG TERM INCENTIVES

          The Committee granted 400,000 stock options to Mr. Reilley upon hire at Praxair. These options were granted at the closing market price on the date of grant, will vest in March 2002, and have a ten year term. In addition, Mr. Reilley was granted 25,000 shares of restricted stock which will vest annually in three approximately equal parts beginning February 2006. These grants were designed to replace long term compensation that Mr. Reilley forfeited upon resigning from his prior employer and were based on a competitive evaluation of the long term incentive component of compensation for chief executive officers in the Corporation's peer group of comparator companies.

          The Committee made annual stock option grants to 93 executive officers, officers, and other key employees at its December 1999 meeting. These options were granted at the closing market price on the date of grant, will vest in December 2001, and have a ten year term. These grants constituted the long term incentive component of pay for 2000.

     POLICY WITH RESPECT TO DEDUCTIBILITY OF COMPENSATION EXPENSE

          Section 162(m) of the Internal Revenue Code, enacted in 1993, limits the tax deduction that Praxair may take with respect to the compensation of certain executive officers, unless the compensation is "performance-based" as defined in the Code. In order to insure full deductibility for 1996 and future years, the shareholders adopted at the 1996 Annual Meeting of Shareholders, a plan for determining performance-based annual and long term incentives, designed to comply with the IRS requirements for deductibility. In accordance with IRS requirements, the material terms of this plan are being submitted for re-approval by the shareholders at the 2001 Annual Meeting. The full text of the 162(m) Plan is attached to this Proxy Statement as Exhibit C.

     CONCLUSION

          The Praxair compensation program described above closely links pay with performance and the creation of shareholder value. The Committee believes that the program has been and will continue to be successful in supporting Praxair's financial, growth and other business objectives.

          THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

                         Ronald L. Kuehn, Jr., Chairman
                         Claire W. Gargalli
                         Raymond W. LeBoeuf
                         G. Jackson Ratcliffe, Jr.
                         H. Mitchell Watson, Jr.
================================================================================

                                     TABLE 1


-------------------------------------------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
                                          Annual Compensation                Long Term Compensation
                                                                             Awards           Payouts
                                                         Other         Restricted  Securities
                                                         Annual        Stock       Underlying  LTIP         All Other
 Name and                           Salary     Bonus(1)  Compensation  Award(s)    Options     Payouts      Compensation(3)
 Principal Position          Year   ($)        ($)       ($)           ($)         (#)         ($)          ($)
----------------------------------------------------------------------------------------------------------------------
 H. William Lichtenberger    2000   858,333    785,000     9,084(2)           0          0             0    39,979
 Former Chairman and         1999   887,500    800,000         0              0    150,000     2,183,659(6) 44,610
 Chief Executive Officer(7)  1998   840,000    610,000         0              0     50,000             0    42,059
----------------------------------------------------------------------------------------------------------------------
 Dennis H. Reilley           2000   657,971    660,000   161,179(2),(10) 25,000(5) 400,000             0    24,835
 Chairman, President and     1999        -          -         -            -            -             -         -
 Chief Executive Officer(4)  1998        -          -         -            -            -             -         -
----------------------------------------------------------------------------------------------------------------------
 Paul J. Bilek               2000   437,500    355,000    16,973(2)           0          0             0    23,659
 Executive Vice President    1999   400,000    300,000     6,444(2)           0     50,000       691,509(6) 21,603
                             1998   321,250    220,481     4,444(2)           0     40,000             0    15,875
----------------------------------------------------------------------------------------------------------------------
 Thomas W. von Krannichfeldt 2000   430,000    200,000   130,786(2),(10)      0          0             0    15,987
 Executive Vice President    1999   232,500    127,942     4,000              0     50,000       574,281(6)  9,374
                             1998   217,750    140,769     6,667              0     10,000             0     8,739
======================================================================================================================
 Ricardo S. Malfitano        2000   337,500    204,808     9,084(2)           0          0             0    16,973
 Vice President, and         1999   300,000    168,654         0              0     30,000       363,943(6) 14,944
 President, North American   1998   233,033     67,564   427,555(9)           0     24,000             0         0
 Industrial Gases
----------------------------------------------------------------------------------------------------------------------
 David H. Chaifetz           2000   323,250    215,000    13,872(2)           0          0             0    17,579
 Vice President,             1999   309,000    200,000     4,111(2)           0     20,000       509,520(6) 17,996
 General Counsel             1998   293,750    160,000     3,556(2)           0     12,000             0    13,833
 and Secretary
----------------------------------------------------------------------------------------------------------------------

 Notes: 1) Reported in this column are annual awards that Praxair characterizes as Performance Based Annual Variable Compensation. Twenty percent of the variable compensation paid for the three listed years was paid in the form of Praxair Common Stock or, at the officer's option, at least 20% was deferred into "deferred stock" units. Data for Mr. Bilek for 1998, and for Mr. Malfitano for 1999 and 2000, includes amounts paid from North American Industrial Gases performance sharing programs. Data for Mr. von Krannichfeldt for 1998 and 1999 includes amounts paid from the Praxair Surface Technologies, Inc. performance sharing program.

          2) Represents the value of the discount from the market value of Praxair's Common Stock that is, in effect, received by individuals who have deferred variable compensation earned in the listed years into discounted "deferred stock" units under Praxair's deferred compensation plan for management. Compensation that is placed in this option must be so deferred for a minimum of 5 years. In 2000, the reported amount also includes the value of financial planning services provided to the named officers and a related tax gross-up.

          3) Amounts reported in this column for 2000 are comprised of the following items:


                                           SAVINGS PLAN COMPANY MATCH*      EXECUTIVE LIFE INSURANCE VALUE
            H. William Lichtenberger                $32,188                             $7,791
            Dennis H. Reilley                        24,835                                  0
            Paul J. Bilek                            16,406                              7,253
            Thomas W. von Krannichfeldt              15,987                                  0
            Ricardo S. Malfitano                     12,169                              4,804
            David H. Chaifetz                        12,122                              5,457

           *Includes both qualified and unqualified match amounts

          4) Mr. Reilley joined Praxair, Inc. on March 6, 2000.

          5) As of December 31, 2000, Mr. Reilley held 25,000 shares of unvested restricted stock having a "value" of $1,109,375. This "value" is calculated according to SEC rules by assuming that all such shares are vested at 2000 year-end and by using the closing market price of Praxair, Inc.'s Common Stock as of December 29, 2000 ($44.375 per share). These shares do not actually begin vesting until 2005. Dividends are paid on Mr. Reilley's restricted stock.

          6) Represents the vesting of Performance Stock granted in 1996 for the performance period 1997 through 1999. Performance Stock vested according to a pre-established vesting schedule for earnings per share growth performance of approximately 11% per year during the period 1997 through 1999. Vested Performance Stock was settled in shares of the Corporation's Common Stock. Amounts reported represent the market value of those shares on the settlement date.

          7) Effective March 6, 2000, Mr. Lichtenberger resigned his position as Chief Executive Officer. He remained Chairman of the Board of Directors until his retirement from the Company on November 30, 2000.

          8) Mr. Malfitano was employed in Brazil during 1998. His compensation was paid in Brazilian Reais and was converted to US dollars for this table using an average exchange rate for the year based on daily exchange rates. The rate used was 1.16018 Reais per US dollar.

          9) Of which $37,555 represents the value Mr. Malfitano received by the use of company paid automobiles during his assignment in Brazil. In addition, during December 1998, he received a lump sum in the amount of $390,000 which was equivalent to thirty months of expatriate differential pay that Praxair would otherwise provide Mr. Malfitano during his US assignment.

          10) Includes personal benefits totaling $82,055 for Mr. Reilley and $115,049 for Mr. von Krannichfeldt. Major components of these personal benefits are as follows:

                                           Mr. Reilley               Mr. von Krannichfeldt
                                           -----------               ---------------------
            Relocation expenses             $44,839                        $63,563
            Tax gross up on the expenses    $37,216                        $51,486


                                     TABLE 2


------------------------------------------------------------------------------------------------------------------------
                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                           Potential Realizable Value
                                 INDIVIDUAL GRANTS                                         at Assumed Annual Rates of
                                                                                           Stock Price Appreciation for
                                                                                           Option Term(1)
------------------------------------------------------------------------------------------------------------------------
                              Number of      Percent of
                              Securities     Total Options                                 If Stock at     If Stock at
                              Underlying     Granted to                                    $64.240/sh      $102.291/sh
                              Options        Employees in     Exercise       Expiration        5%             10%
 Name                         Granted (#)    Fiscal Year      Price          Date              ($)            ($)
------------------------------------------------------------------------------------------------------------------------
 H. William Lichtenberger           0        -                -              -             -               -
 Dennis H. Reilley            400,000        13.3%            $39.4375       2/22/2010     $9,920,813    $25,141,287
 Paul J. Bilek                      0        -                -              -             -               -
 Thomas W. von Krannichfeldt        0        -                -              -             -               -
 Ricardo S. Malfitano               0        -                -              -             -               -
------------------------------------------------------------------------------------------------------------------------
 David H. Chaifetz                  0        -                -              -             -               -
------------------------------------------------------------------------------------------------------------------------

Notes:    1) Potential realizable value is the pre-tax gain that an option holder would realize at the time of the option expiration date if (a) he or she would exercise all of the options on their expiration date, and (b) Praxair's stock price grew between the date of grant and the exercise date at the annual rate assumed in the column. This pre-tax gain is calculated by multiplying the number of options by the difference between the Assumed Stock Price on the option expiration date and the option exercise price. THE HYPOTHETICAL VALUES REFLECTED IN THIS TABLE REPRESENT ASSUMED RATES OF APPRECIATION ONLY; WHICH RATES ARE SET BY SEC RULES. ACTUAL GAINS, IF ANY, ON STOCK OPTION EXERCISES AND COMMON STOCK HOLDINGS ARE DEPENDENT ON, AMONG OTHER FACTORS, THE FUTURE PERFORMANCE OF THE COMMON STOCK AND OVERALL STOCK MARKET CONDITIONS. THERE CAN BE NO ASSURANCE THAT THE AMOUNTS REFLECTED IN THIS TABLE WILL BE ACHIEVED.

                                     TABLE 3


======================================================================================================================
----------------------------------------------------------------------------------------------------------------------
                              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                   OPTION VALUES
----------------------------------------------------------------------------------------------------------------------
                                                            Number of Securities
                              Shares                        Underlying                     Value1 of Unexercised
                              Acquired on    Value          Unexercised Options            In-the-Money Options
 Name                         Exercise (#)   Realized ($)   at FY-End (#)                  at FY-End ($)
----------------------------------------------------------------------------------------------------------------------
                                                            Exercisable    Unexercisable   Exercisable  Unexercisable
 H. William Lichtenberger     60,000         $1,965,924     577,000        150,000         $11,498,067           0
 Dennis H. Reilley                 0                  0           0        400,000                   0  $1,975,000
 Paul J. Bilek                     0                  0     140,500         50,000         $ 2,073,476           0
 Thomas W. von Krannichfeldt  20,400         $  556,983      43,000         50,000         $   308,750           0
 Ricardo S. Malfitano              0                  0      73,000         30,000         $ 1,049,462           0
----------------------------------------------------------------------------------------------------------------------
 David H. Chaifetz             4,700         $  161,029     112,000         20,000         $ 2,119,910           0
----------------------------------------------------------------------------------------------------------------------

 Note:    1) Before Taxes. The dollar value reported is based on the difference between the exercise price of the outstanding option and the market price of Praxair's Common Stock at the close of trading on December 29, 2000. The market price on this date was $44.375 per share.


                       DEFINED BENEFIT OR ACTUARIAL PLANS

     Table 4 illustrates the estimated annual benefits payable from Praxair's Retirement Program at retirement at age 65 based on the assumptions shown. Calculation of benefits is uniform for all participants in the Retirement Program, including the named executives.


                                     TABLE 4


======================================================================================================================
----------------------------------------------------------------------------------------------------------------------
                               PENSION PLAN TABLE

 Average Annual                               Estimated Annual Retirement Benefits at Age 65
 Remuneration Used                            for the Years of Company Service Credit Indicated
 for Calculating
----------------------------------------------------------------------------------------------------------------------
 Retirement Benefits   15 Yrs       20 Yrs         25 Yrs        30 Yrs          35 Yrs        40 Yrs        45 Yrs
    $  250,000        $ 56,250     $ 75,000       $ 93,750      $112,500       $  131,250    $  150,000    $ 168,750
       500,000         112,500      150,000        187,500       225,000          262,500       300,000      337,500
       750,000         168,750      225,000        281,250       337,500          393,750       450,000      506,250
     1,000,000         225,000      300,000        375,000       450,000          525,000       600,000      675,000
     1,250,000         281,250      375,000        468,750       562,500          656,250       750,000      843,750
     1,500,000         337,500      450,000        562,500       675,000          787,500       900,000    1,012,500
     1,750,000         393,750      525,000        656,250       787,500          918,750     1,050,000    1,181,250
----------------------------------------------------------------------------------------------------------------------
     2,000,000         450,000      600,000        750,000       900,000        1,050,000     1,200,000    1,350,000
----------------------------------------------------------------------------------------------------------------------

- Amounts shown are computed based upon straight life annuity amounts and are subject to an offset for Social Security benefits. Annual retirement benefits for program participants are based on salary and bonus (variable compensation) payments as set forth in Table 1. For purposes of determining the average annual remuneration used for calculating retirement benefits, the three highest annual rates of salary and the three highest variable compensation payments received by the retiree during the previous ten years are averaged. No other forms of remuneration are included. This table reflects the combination of qualified and non-qualified pension benefits.

- Credited years of service as of March 1, 2001 are as follows: H. William Lichtenberger, 41 years; Dennis H. Reilley, 26 years; Paul J. Bilek, 32 years; Thomas W. von Krannichfeldt, 25 years; Ricardo S. Malfitano, 20 years; David H. Chaifetz, 25 years.

- Credited years of service for Dennis H. Reilley represent combined service with Praxair, Inc. and DuPont. Mr. Reilley joined Praxair, Inc. on March 6, 2000 and at that time received credit for 25.75 years of service with DuPont.

- Credited years of service reported for Ricardo S. Malfitano represent combined service with Praxair, Inc. and S. A. White Martins.

- Credited years of service reported for Thomas W. von Krannichfeldt represent combined service with Praxair, Inc. and Praxair Surface Technologies (Europe) S.A.

- Mr. Reilley, Mr. von Krannichfeldt and Mr. Malfitano are each eligible for retirement benefits under the Praxair, Inc. Retirement Plan. Upon their retirements, each will receive retirement benefits under this Plan based on his combined Praxair and former employer service, less an offset for benefits received under the former employer's retirement plan.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
CHANGE IN CONTROL ARRANGEMENTS

     Praxair has entered into identical Severance Compensation Agreements (the "Agreements") with H. William Lichtenberger, Dennis H. Reilley, Paul J. Bilek, Thomas W. von Krannichfeldt, Ricardo S. Malfitano, David H. Chaifetz and certain other employees. The Agreements are designed to retain the executives and provide continuity of management in the event of any actual or threatened change in control of Praxair. The Agreements specify circumstances which shall constitute a "Change in Control" for these purposes. These circumstances include, among others and subject to the qualifications set forth in the
Agreements: (1) any consolidation or merger in which Praxair is not the continuing or surviving corporation; (2) the sale, lease, exchange or transfer of all or substantially all of the assets of the Corporation; (3) acquisition by a person or group of more than 20% of Praxair's outstanding shares; and (4) a change in the majority composition of the Board not approved by two-thirds of the directors in office prior to the change. The Agreements provide that if the executive's employment is terminated under specified conditions after such a change in control, then the executive will be entitled to receive: (a) accrued salary, incentive compensation and benefits; (b) enhanced life, disability, accident, health insurance and pension benefits; (c) a lump sum payment equal to three times the sum of the executive's salary, bonus and annualized long term incentive grants (stock options and performance stock awards); (d) reimbursement for certain of the executive's tax liabilities; and (e) outplacement and financial counseling benefits. Payments will be made by Praxair or through a grantor trust adopted by Praxair.

     The Agreements renew automatically for one year terms, unless Praxair or the executive gives notice of termination of the Agreement. Notwithstanding any such notice of termination, if a change in control occurs during the original or extended term of an Agreement, then the Agreement is automatically renewed for a period of 24 months beyond the term then in effect. The Agreement terminates if the executive's employment with Praxair is terminated by the executive or Praxair prior to a change in control.

                               SHAREHOLDER RETURN

-------------------------------------------------------------------------------
           COMPARISON OF CUMULATIVE TOTAL RETURN AMONG PRAXAIR, INC.,
                     S&P 500 INDEX & THE S&P CHEMICALS INDEX




                                   [GRAPHIC]


           Dec. 31    Dec. 31       Dec. 31     Dec. 31     Dec. 31    Dec. 29
            1995       1996          1997        1998        1999       2000
Praxair     $100       $138          $136        $108        $156       $140
S&P 500     $100       $123          $163        $209        $253       $230
S&P Chem.   $100       $130          $160        $150        $178       $162

ASSUMES $100 INVESTED ON DECEMBER 31, 1995 IN PRAXAIR COMMON STOCK, THE S&P CHEMICALS INDEX, AND THE S&P 500 INDEX.

Note:     Total return assumes reinvestment of dividends. The Standard and
Poor's (S&P) Chemicals Index is a published index which, as of 12/29/00, covered eight companies, including Praxair.

                THE AUDIT COMMITTEE & THE INDEPENDENT ACCOUNTANTS

AUDIT COMMITTEE

     In 2000 the Audit Committee was comprised of C. Fred Fetterolf as Chairman, Alejandro Achaval, Ronald L. Kuehn, Jr., Benjamin F. Payton and H. Mitchell Watson, Jr. Each of the Audit Committee members is "independent" within the meaning of the New York Stock Exchange listing standards. The Committee met three times during 2000. The Audit Committee assists the Board in monitoring the independence of Praxair's external and internal auditors and the integrity of Praxair's financial statements. The Audit Committee: (1) reviews Praxair's principal policies for accounting, internal control and financial reporting; (2) recommends to Praxair's Board of Directors the engagement or discharge of the independent accountants; (3) reviews with the independent accountants the plan, scope and timing of their audit; (4) reviews the auditor's fees and, after completion of the audit, reviews with management and the independent accountants the auditors' report; and (5) reviews with management and the independent accountants the annual financial statements of Praxair prior to their publication.

     The Audit Committee also reviews the independence of the independent accountants, the adequacy of Praxair's internal accounting control system and Corporate Audit function and Praxair's policies on business integrity and ethics and conflicts of interest. The Audit Committee also performs a number of other review functions related to auditing the financial statements and internal controls.

     The Charter of the Committee as adopted by the Board of Directors is attached to this Proxy Statement as Exhibit A.


INDEPENDENT ACCOUNTANTS

     Independent Accountants PricewaterhouseCoopers LLP served as Praxair's independent accountants for the year ended December 31, 2000 and has been selected by the Board of Directors to serve in such capacity for the year ending December 31, 2001. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting to be available to respond to appropriate questions and to make a statement if they desire.

     AUDIT FEES. PricewaterhouseCoopers LLP billed Praxair, Inc. and its affiliates an aggregate amount of $2,462,000 for professional services rendered for the audit of Praxair's annual financial statements for 2000 and the reviews of the financial statements included on Praxair's reports on Form 10-Q for that fiscal year.

     FINANCIAL SYSTEMS DESIGN AND IMPLEMENTATION FEES. None.

     ALL OTHER FEES. PricewaterhouseCoopers LLP billed Praxair, Inc. and its affiliates an aggregate amount of $1,997,000 for non-audit services rendered in 2000.

                             AUDIT COMMITTEE REPORT

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Committee are "independent", as required by applicable listing standards of the New York Stock Exchange. The Committee operates pursuant to a Charter that was last amended by the Board on February 22, 2000, a copy of which is attached to this Proxy Statement as Exhibit A.

     As set forth in the Charter, the management of the Company is responsible for: (1) the preparation, presentation and integrity of the Company's financial statements; (2) the Company's accounting and financial reporting principles; and
(3) internal controls and procedures designed to assure compliance with applicable laws, regulations, and standards. The independent accountants are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent accountants. The Committee has also discussed with the independent accountants the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect.

     The Committee has discussed with the independent accountants their independence from the Company and its management. The Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect. The Committee has also received written confirmations with respect to non-audit services provided to the Company by the independent accountants in calendar year 2000 and those planned for 2001. The Committee has considered whether the provision of such non-audit services is compatible with maintaining PricewaterhouseCoopers' independence.

     In its oversight role for these matters, the Audit Committee relies on the information and representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to certify that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's independent accountants are in fact "independent".

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission.


THE AUDIT COMMITTEE

                            C. Fred Fetterolf, Chairman
                            Alejandro Achaval
                            Ronald L. Kuehn, Jr.
                            Benjamin F. Payton
                            H. Mitchell Watson, Jr.

                   2002 PRAXAIR, INC. LONG TERM INCENTIVE PLAN

     The following summary description of the 2002 Praxair, Inc. Long Term Incentive Plan ("2002 Plan") is qualified in its entirety by reference to the full text of the 2002 Plan which is attached to this Proxy Statement as Exhibit B.

     The plan here submitted for the shareholders' approval is intended to replace the existing 1992 Praxair, Inc. Long Term Incentive Plan which, by its terms, expires on December 31, 2001. The Board of Directors has adopted the 2002 Plan to take effect on January 1, 2002. The 2002 Plan will be used to grant long term incentives such as stock options and multi-year performance awards to the Corporation's officers and other employees.

     Multi-year performance awards granted under the 2002 Plan that are intended to qualify as "performance-based" compensation under IRS Code
Section 162(m) (thereby being eligible for exemption from the deduction limit set forth in that Section) will be administered according to the Praxair, Inc. Plan for Determining Performance-Based Awards under Section 162(m), which plan is also being submitted for the shareholders approval at this meeting.

DESCRIPTION OF THE PLAN

     ADMINISTRATION AND AWARDS. The 2002 Plan is administered by the Compensation and Management Development Committee of the Board whose members are ineligible to participate. The 2002 Plan permits the granting of stock options (including incentive stock options), stock (including restricted stock), and performance awards measured in whole or in part with reference to the market price of the Company's stock.

     ELIGIBILITY. Any employee of Praxair, Inc. or a subsidiary or affiliate is eligible to receive awards under the 2002 Plan.

     LIMITATION ON SHARES. The aggregate number of shares of Common Stock of the Company that may be awarded or be subject to options granted under the 2002 Plan is 7,900,000. No award may be granted under the 2002 Plan on or after January 1, 2012. In addition to the aggregate limitation, no participant may be granted options on more than 500,000 shares in a calendar year, or, in the case of a multi-year grant, 500,000 shares times the number of years during which the participant shall receive no additional option grants. Also, the combined number of shares that may be granted under the 2002 Plan as Stock Awards (either Restricted or otherwise) or pursuant to Performance Awards is limited to 20% of the total shares available under the 2002 Plan.

     STOCK OPTION FEATURES. The Committee may grant either incentive stock options or non-qualified stock options. The exercise price for stock options must be no less than the closing price of the Corporation's Common Stock as reported on the New York Stock Exchange-Composite Transactions on the date of grant. The option term can be no more than 10 years, and the option is exercisable only after the earlier of: (i) such period of time as the Committee determines but in no event less than one year following the date of grant; (ii) the death, Disability or Retirement of the participant; (iii) the termination by the Company of the participant's employment other than for cause; or (iv) a Change in Control of the Company. An option is generally not exercisable after a participant terminates employment, but the 2002 Plan provides for certain exceptions. In no event, however, may an option be exercised after the expiration date of the option. Payment of the exercise price must be in cash or already owned stock of the Company, or in a combination of cash and Company stock. In order to enable the Company to satisfy any withholding tax requirements upon exercise of the option, the participant may pay the Company the tax to be withheld or may elect to satisfy such obligation by delivering to the Company already owned stock of the Company. The exercise price and tax obligations may also be satisfied by having the Company withhold shares that would otherwise be delivered to the participant pursuant to the exercise of the option.

     Repricing of outstanding stock options, or the cancellation of a stock option and replacement with an option at a lower price, is not permitted without prior shareholder approval.

     RESTRICTED STOCK. Restricted stock may not be sold or transferred by the participant until all restrictions that have been established by the Committee have lapsed. The participant has, with respect to restricted stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends, unless the Committee otherwise determines. Upon a participant's termination of employment during the period any restrictions are in effect, all restricted stock will be forfeited unless the Committee decides that it is in the best interests of the Company to permit individual exceptions. The Committee may make a cash payment to a participant granted stock or restricted stock to allow the participant to satisfy tax obligations arising out of receipt of the stock or restricted stock.

     PERFORMANCE AWARDS. Performance awards enable the participant to receive an award if measures of performance established by the Committee are met. The Committee determines the times at which performance awards are to be made and all conditions of such awards. Performance awards may be paid in common stock or other securities of the Company, cash or any other form of property as the Committee may determine. The participant is not permitted to sell, assign, transfer, pledge or otherwise encumber shares received as part of a performance award prior to the date on which any applicable restriction or performance period established by the Committee lapses.

     LIMITS ON STOCK AWARDS AND PERFORMANCE AWARDS. In no event may the aggregate number of shares granted under the 2002 Plan as Stock Awards (either Restricted or otherwise) or pursuant to Performance Awards exceed 20% of the total number of shares authorized for issuance under the Plan. In addition, no individual participant may be awarded more than 100,000 shares as a Stock Award (either Restricted or otherwise), or 100,000 shares pursuant to a Performance Award, in any one calendar year, except in the case of a multi-year grant.

     AMENDMENT AND TERMINATION. The Board of Directors may suspend, terminate or amend the 2002 Plan but may not, without affirmative vote of a majority of all votes cast on the matter at a meeting of the Shareholders of the Company (provided that the total votes cast for the matter represent over 50% of the shares entitled to vote on the matter), increase the total number of shares that may be optioned or granted under the 2002 Plan, or amend the section requiring shareholder approval for the repricing of any outstanding stock option.

     FEDERAL INCOME TAX CONSIDERATIONS. Under present Internal Revenue Service regulations, the following are the federal tax consequences generally arising with respect to awards granted under the 2002 Plan. The grant of a stock option will create no tax consequences for the participant or the Company. The participant will have no taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply), and the Company will not receive a deduction when an incentive stock option is exercised. Upon exercising a stock option that is not an incentive stock option, the participant must recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the exercise date, and the Company intends to take a deduction for the same amount.

     With respect to other awards granted under the 2002 Plan that are settled in cash or stock that is either transferable or not subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the cash or the fair market value of the shares received. The Company will receive a deduction of the same amount subject to the compensation deduction limitation of Internal Revenue Code Section 162(m). With respect to other awards granted under the 2002 Plan that are settled in stock that is subject to restrictions as to transferability and subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the fair market value of the shares received at the first time the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier.

     The tax treatment upon disposition of shares acquired under the 2002 Plan will depend on how long the shares have been held. In the case of shares acquired through exercise of a stock option, the tax treatment will also depend on whether or not the shares were acquired by exercising an incentive stock option. There will be no tax consequences to the Company upon the disposition of shares acquired under the 2002 Plan except that the Company may receive a deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding period has been satisfied.


NEW PLAN BENEFITS

     The cost to the Company of the awards and grants to be made under the 2002 Plan cannot be determined at this time since the form and amount of awards to be made in any year are determined at the discretion of the Compensation and Management Development Committee based on individual and corporate performance, the competitiveness of the Corporation's compensation program, the Corporation's best interests and other factors.

     THE HYPOTHETICAL BENEFITS SET FORTH IN THE FOLLOWING TABLE INCLUDE THE AWARDS ACTUALLY PAID OR GRANTED TO THE NAMED EXECUTIVES IN 2000 UNDER THE 1992 PRAXAIR, INC. LONG TERM INCENTIVE PLAN, THE PLAN THAT THE 2002 PLAN IS TO REPLACE. These amounts, therefore, represent the amounts that would have been received by these individuals for 2000 if the 2002 Plan had been in effect.


===================================================================================================================
                                              NEW PLAN BENEFITS
-------------------------------------------------------------------------------------------------------------------
                          2002 Praxair, Inc. Long Term Incentive Plan as Applied to 2000
 Name                               Principal Position                                             Dollar Value
 H. William Lichtenberger           Former Chairman and Chief Executive Officer                         0
 Dennis H. Reilley                  Chairman, President and Chief Executive Officer                $  985,938(1)
                                                                                                   $ 5,832,000(2)
 Paul J. Bilek                      Executive Vice President                                            0
 Thomas W. von Krannichfeldt        Executive Vice President                                            0
 Ricardo S. Malfitano               Vice President, and President, North American Industrial Gases      0
 David H. Chaifetz                  Vice President, General Counsel and Secretary                       0
 Executive Officers as a group                                                                     $  985,938(1)
                                                                                                   $ 6,099,900(2)
 Non-Employee Directors as a group                                                                     0(3)
 Employees as a group other than Executive Officers                                                $40,409,998(2)
-------------------------------------------------------------------------------------------------------------------

 Notes:   1) Restricted stock valued at the market price of Praxair, Inc. Common
Stock on the date of grant.

          2) Stock options valued using the Black Scholes method of option valuation.

          3) Not eligible to participate.


     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2002 PRAXAIR, INC. LONG TERM INCENTIVE PLAN. UNLESS OTHERWISE DIRECTED ON THE PROXY FORM, THE PROXY HOLDERS INTEND TO VOTE IN FAVOR OF ADOPTION OF THE 2002 PLAN.

                       PRAXAIR, INC. PLAN FOR DETERMINING
                  PERFORMANCE-BASED AWARDS UNDER SECTION 162(m)

     The following summary description of the Praxair, Inc. Plan for Determining Performance-Based Awards under Section 162(m) ("162(m) Plan") is qualified in its entirety by reference to the full text of the 162(m) Plan which is attached to this Proxy Statement as Exhibit C.

     The purpose of the 162(m) Plan is to qualify certain awards made to participating officers under the Corporation's compensation plans as "performance-based" under Internal Revenue Code Section 162(m), thereby exempting these Awards from the limitation on tax deductibility set forth in that Section. The 162(m) Plan was submitted to, and approved by, Praxair, Inc. shareholders in 1996. The regulations issued under Internal Revenue Code Section 162(m) require that the material terms of the 162(m) Plan be re-submitted to the shareholders for approval in the fifth year following the original approval.

     The material terms of the 162(m) Plan submitted here are identical to those of the plan approved by the shareholders in 1996.

     The 162(m) Plan does not, in itself, authorize any payments or the issuance of any shares for any award. Rather, the 162(m) Plan provides only for the administration and determination of certain awards to be granted under other of the Corporation's compensation plans or programs, including the 2002 Praxair, Inc. Long Term Incentive Plan also submitted here for the shareholders' approval.


DESCRIPTION OF THE PLAN

     PURPOSE. The purpose of the 162(m) Plan is to establish a process and criteria for administering and determining awards to certain members of Praxair's senior management under the Corporation's compensation plans. Compliance with the 162(m) Plan's provisions allows such awards to qualify as "performance-based" under Internal Revenue Code Section 162(m).

     ADMINISTRATION. The 162(m) Plan is administered by the Compensation and Management Development Committee of the Board (the "Committee"). The Committee has sole authority to make rules and regulations for the administration of the 162(m) Plan. Interpretation and decisions of the Committee with regard to the 162(m) Plan are final and conclusive.

     ELIGIBILITY AND PARTICIPATION. Only Executive Officers of the Corporation are eligible for participation in the 162(m) Plan. Participants for a calendar year or performance period shall be those Executive Officers who are designated as participants ("Participants") by the Committee not later than 90 days after the commencement of such year or period. The Committee may choose to designate no Participants for a calendar year or performance period.

     AWARDS. Awards to be administered and determined under the 162(m) Plan are made based on the performance of the Participant, business unit(s) of the Company or the Company as a whole, over a calendar year, or longer performance period, against specific performance goals for the year or period as established by the Committee. Awards determined by the procedures set forth in the 162(m) Plan are issued under the applicable Praxair, Inc. compensation plan or program and are subject to the limitations provided in that compensation plan or program.

     PERFORMANCE MEASURES. For each calendar year or performance period, the Committee may select one or more Performance Measures and set the performance goals for these measures. The Performance Measures and the related performance goals are utilized to determine the amount of any awards payable for such year or performance period under the applicable compensation plan. The 162(m) Plan provides in its Section 7 a number of Performance Measures from which the Committee may select.

      AWARD DETERMINATION. Not later than 90 days after the commencement of a calendar year or performance period, the Committee designates for the awards relating to such year or period: (i) the individuals who will be Participants in the 162(m) Plan; (ii) the Performance Measures; (iii) if there is more than one Performance Measure, the weighting of the Performance Measures in determining the award; (iv) the performance goals and payout matrix or formula for each Performance Measure; and (v) the target award for each Participant.

     Following the end of a calendar year or performance period, the Committee determines the award for each Participant by: (i) comparing actual performance for each measure against the performance goal and the payout matrix approved for such year or period; (ii) multiplying the payout percentage from the payout matrix for each Performance Measure by the appropriate weighting factor; and
(iii) summing the weighted payout percentages and multiplying their overall payout percentage by the Participant's target award.

     The Committee in its sole discretion may reduce any award to any Participant to any amount, including zero, prior to the certification by resolution of the Committee of the amount of such award. The Committee may not, however, increase an award or change a performance goal once it has been established.

     As a condition to the right of a Participant to receive an award, the Committee must first certify, by resolution, that the award has been determined in accordance with the provisions of the 162(m) Plan.

     MAXIMUM AWARD. The maximum amount of any individual award that may be determined under the 162(m) Plan is three times a Participant's annual base salary in the case of an annual award, and $4 million times the length of the performance period in the case of a multi-year performance award. In no case, however, shall any award determined under the 162(m) Plan exceed any applicable limits set forth in the compensation plan or program pursuant to which the award is granted.

     PLAN AMENDMENT OR TERMINATION. The Committee may from time to time amend the 162(m) Plan or terminate the 162(m) Plan in whole or in part, provided that no such action: (i) will increase the amount of any award for which performance goals have been established but which has not yet been earned or paid; and (ii) will cause an award to become subject to the deduction limitations contained in Internal Revenue Code Section 162(m). That Section provides that any amendment to the material terms of the 162(m) Plan must be approved by the Company's shareholders.

NEW PLAN BENEFITS

     The 162(m) Plan does not, in itself, create any new benefits or payments. It merely establishes a process and criteria for determining the amounts of certain awards made to participating senior executives pursuant to Praxair's variable compensation, long term incentive and other plans and programs.

     For 2001, the Committee has elected to use the 162(m) Plan to determine the amount of annual variable compensation award for 2001 performance under the Company's Variable Compensation Plan for each of Messrs. Reilley, Bilek, von Krannichfeldt, Malfitano and Sawyer. Accordingly, the Committee has designated performance goals, target awards and payout formulae based on the Performance Measure Net Income. The 2000 Plan Year variable compensation awards for Messrs. Lichtenberger, Bilek, von Krannichfeldt and Chaifetz were administered and determined under the 162(m) Plan and are reported in Table 1 under the column labeled "Bonus".


     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PRAXAIR, INC. PLAN FOR DETERMINING PERFORMANCE-BASED AWARDS UNDER SECTION 162(M). UNLESS OTHERWISE DIRECTED ON THE PROXY FORM, THE PROXY HOLDERS INTEND TO VOTE IN FAVOR OF ADOPTION OF THE 162(M) PLAN.

                                  MISCELLANEOUS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of SEC Forms 3, 4 and 5 furnished to Praxair and written representations to the effect that no Form 5 is required, Praxair believes that during the period January 1, 2000 to December 31, 2000, all reports required by Section 16(a) of the Securities and Exchange Act of 1934 have been filed by its officers and directors.


SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

     To be included in Praxair's proxy statement and form of proxy, proposals of shareholders intended to be presented to Praxair's 2002 Annual Meeting of Shareholders must be received at Praxair's principal executive offices by November 14, 2001. Otherwise, in order for a shareholder to bring other business before that shareholder meeting, Praxair's Certificate of Incorporation requires that proper written notice be received by Praxair on or before February 22, 2002. Shareholder proposals should be directed to the Assistant Corporate Secretary, Praxair, Inc., 39 Old Ridgebury Road, M-1, Danbury, CT 06810-5113.


ANNUAL REPORTS

     Shareholders of record on February 26, 2001 should have received a copy of Praxair's 2000 Annual Report to Shareholders either with this Proxy Statement or prior to its receipt. If, upon receipt of this proxy material, you have not received the Annual Report to Shareholders, please write to the Assistant Corporate Secretary at the address below and a copy will be sent to you.

     IN ADDITION, A COPY OF PRAXAIR'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 IS AVAILABLE TO EACH RECORD AND BENEFICIAL OWNER OF PRAXAIR'S SECURITIES WITHOUT CHARGE UPON WRITTEN REQUEST TO THE ASSISTANT CORPORATE SECRETARY, PRAXAIR, INC., 39 OLD RIDGEBURY ROAD, M-1, DANBURY, CT 06810-5113.


COST OF PROXY SOLICITATION

     The entire cost of soliciting proxies will be borne by Praxair including the expense of preparing, printing and mailing this Proxy Statement. Solicitation costs include payments to brokerage firms and others for forwarding solicitation materials to beneficial owners of Praxair's stock and reimbursement of out-of-pocket costs incurred for any follow up mailings. Praxair also has engaged Morrow & Co., Inc. to assist in the solicitation of proxies from shareholders at a fee of $7,500 plus reimbursement of out-of-pocket expenses. In addition to use of the mail, proxies may be solicited personally or by telephone by employees of Praxair without additional compensation, as well as by employees of Morrow & Co., Inc.


                                BY ORDER OF THE BOARD OF DIRECTORS


                                DAVID H. CHAIFETZ,
                                VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

March 1, 2001

               YOU ARE URGED TO PROMPTLY COMPLETE AND FILE A PROXY

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

     The Board of Directors (the "Board") of Praxair, Inc. (the "Corporation") shall appoint the Audit Committee (the "Audit Committee") which shall be constituted and have the responsibility and authority as described herein.


COMPOSITION

     The Audit Committee shall meet the size, independence and experience requirements of the New York Stock Exchange, as may be in effect from time to time.


RESPONSIBILITY

     The Audit Committee's primary responsibility shall be to assist the Board in monitoring the integrity of the financial statements of the Corporation and the independence of the Corporation's external auditors.

     In carrying out its responsibility, the Audit Committee shall undertake the following activities:


INDEPENDENT AUDIT

     1. Recommend to the Board the appointment of the independent auditor to audit the books, records and accounts of the Corporation. Such independent auditor is ultimately accountable to the Board and the Audit Committee, as representatives of the stockholders.

     2. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

     3. Review the fees to be paid to the independent auditor.

     4. Receive written periodic reports from the independent auditor delineating all relationships between the independent auditor and the Corporation. This report shall be consistent with the requirements of the Independence Standards Board regarding the auditor's independence. The Audit Committee shall actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and if determined by the Audit Committee, recommend that the Board take appropriate action to insure the independence of the auditor.

     5. Meet with the independent auditor to review the planning of the audit including scope, staffing, locations, reliance on management and corporate audit participation and general audit approach.

     6. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Corporation's response to that letter.

     7. Discuss with the independent auditor the required communications with Audit Committees as prescribed by the Auditing Standards Board.

     8. Discuss with the independent auditor whether they have identified the existence of any issues of the type described in Section 10A of the Securities Exchange Act of 1934.

FINANCIAL REPORTING

     1. Review the Corporation's annual audited financial statements and the report thereon with the independent auditor and management prior to the publication of such statements.

     2. Review with management and the independent auditor the Corporation's quarterly financial statements prior to the release of quarterly earnings. The chair of the committee may represent the entire Audit Committee for purposes of this review.

     3. Discuss with management and the independent auditors any significant issues regarding accounting principles, practices and judgments made in connection with the preparation of the Corporation's financial statements.

     4. Review major changes to the Corporation's accounting principles and practices.


CORPORATE AUDIT

     1. Review the global corporate audit function, the adequacy of its resources and the competence of its staff, audit risk considerations and areas of audit emphasis. Review the cooperation afforded, or the limitation or pressures, if any, imposed by management. Review and ratify the appointment of the Director, Corporate Audit.

     2. Review the significant reports to management prepared by the corporate audit department and management's responses, particularly with respect to identified audit risk considerations.


OTHER CONTROL ISSUES

     1. Meet at least annually with the Chief Financial Officer, Controller, Director of Corporate Audit and the independent auditor in separate executive sessions.

     2. Discuss with the independent auditor the annual review of the officer's and director's expense accounts and perquisites.

     3. Review with the Corporation's General Counsel legal matters that may have a material impact on the financial statements, the Corporation's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     4. Review the Corporation's computerized information systems, applications and related controls, including security and contingency plans.

     5. Review the Corporation's tax planning efforts, taxing authority developments, pending audits and the adequacy of tax reserves.


COMPLIANCE REPORTING

     1. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

     2. Prepare the required written confirmation to the New York Stock Exchange at least once a year or upon any changes to the composition of the Audit committee.

     3. Review and reassess the adequacy of this Charter annually and submit any changes to the Board for approval.

     The Audit Committee shall meet at least three times a year and make a report to the Board following each meeting. There shall be free and confidential access at any time to the Audit Committee by the independent auditor, the Controller, the Director of Corporate Audits, the General Counsel and the management of the Corporation, and by the Audit Committee to those individuals. The Audit Committee shall have the authority to retain special legal, accounting or other advisors, as it deems necessary.

     While the Audit committee has the responsibility and authority set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.


                                    EXHIBIT B

                   2002 PRAXAIR, INC. LONG TERM INCENTIVE PLAN

SECTION 1: PURPOSE. The purpose of the 2002 Praxair, Inc. Long Term Incentive Plan (hereinafter referred to as the "Plan") is to (a) advance the interests of Praxair, Inc. (the "Company") and its stockholders by providing incentives and rewards to those employees who are in a position to contribute to the long term growth and profitability of the Company; (b) assist the Company and its subsidiaries and affiliates in attracting, retaining, and developing highly qualified employees for the successful conduct of their business; and (c) make the Company's compensation program competitive with those of other major employers.


SECTION 2: DEFINITIONS.

     2.1: A "Change in Control of the Company" shall be deemed to occur if any of the following circumstances shall occur:

          (i) individuals who, on January 1, 2002, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to January 1, 2002, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be an Incumbent Director; provided, however, that no individual elected or nominated as a director of the Company initially as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed an Incumbent Director;

          (ii) any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any Subsidiary; (B) by any employee benefit plan sponsored or maintained by the Company or Subsidiary; (C) by any underwriter temporarily holding securities pursuant to an offering of such securities; (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii)); or (E) pursuant to any acquisition by a Participant (as defined in Section 2.11) or any group of persons including a Participant (or any entity controlled by a Participant or any group of persons including a Participant);

          (iii) the consummation of a merger, consolidation, share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination:
(A) more than 50% of the total voting power of: (x) the corporation resulting from such Business Combination (the "Surviving Corporation"); or (y), if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination; (B) no person (other than any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation); and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction"); or

          (iv) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or a sale of all or substantially all of the Company's assets.

     Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

     2.2: "Code" means the Internal Revenue Code of 1986, as now or hereafter amended.

     2.3: "Committee" shall mean the Compensation and Management Development Committee of the Board of Directors of the Company or such other Committee appointed by the Board for the purpose of administering this Plan comprising two or more members of the Board who are "non-employee" directors within the meaning of Rule 16b-3 under the Exchange Act.

     2.4: "Disability" means a Participant's inability to engage in any substantial gainful activity because of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of six months or longer.

     2.5: "Eligible Employee" means any employee of the Company or of a participating Subsidiary or Affiliate of the Company except those union-represented employees where no agreement has been reached with their collective bargaining representative for their participation in this Plan. No "Eligible Employee" shall be a member of the Committee.

     2.6: "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     2.7: "Executive Officer" shall mean an Executive Officer of the Company, as such term is defined within the meaning of the Exchange Act or for purposes of
Section 16 of the Exchange Act.

     2.8: "Incentive Stock Option" means any stock option granted pursuant to this Plan which is designated as such by the Committee and which complies with
Section 422 of the Code.

     2.9: "Market Price" is the mean of the high and low prices of the Common Stock of the Company as reported in the New York Stock Exchange-Composite Transactions on the date for which a Market Price is to be determined under this Plan (or on the next preceding day such Stock was traded on a stock exchange included in the New York Stock Exchange-Composite Transactions if it was not traded on any such exchange on such date).

     2.10: "Non-Qualified Stock Option" means any stock option granted pursuant to this Plan which is not an Incentive Stock Option.

     2.11: "Participant" shall mean an individual selected to participate in the Plan pursuant to Section 3.

     2.12: "Performance Award" shall mean a payment pursuant to Section 8 herein.

     2.13: "Restricted Stock" means Stock of the Company subject to restrictions on the transfer of such Stock, conditions for forfeiture of such Stock, or any other limitations or restrictions as determined by the Committee.

     2.14: "Retirement" shall mean termination of employment with the Company or a Subsidiary or Affiliate, other than for cause, with the right to receive immediately a non-actuarially reduced pension under the Company's Retirement Program; provided, however, that if the Participant is employed by a foreign affiliate of the Company and/or is not eligible to participate in the Company's Retirement Program, "Retirement" shall mean termination of employment with the Company or a Subsidiary or Affiliate, other than for cause, after the Participant has: (i) attained age 65; (ii) attained age 62 and completed at least 10 years of employment with the Company; or (iii) accumulated 85 points, where each year of the Participant's age and each year of employment with the Company count for one point.

     2.15: "Stock" shall mean the Common Stock, $0.01 par value, of the Company.

     2.16: "Subsidiary" and "Affiliate" of the Company each shall mean any entity in which the Company has a 50% or greater ownership interest, directly or indirectly.


SECTION 3: PARTICIPATION. The Participants in the Plan ("Participants") shall be those Eligible Employees who are selected to participate in the Plan by the Committee. Any Eligible Employee, or each member of any group of Eligible Employees, to whom the Committee by resolution has granted an award (or as to whom the Committee has delegated to the Chief Executive Officer the right to allocate awards pursuant to Section 4) shall be deemed a Participant with respect to such award.

SECTION 4: ADMINISTRATION. The Plan shall be administered and interpreted by the Committee, which shall have sole authority to make rules and regulations for the administration of the Plan. The interpretations and decisions of the Committee with regard to the Plan shall be final and conclusive and binding upon all Participants. The Committee may request advice or assistance or employ such persons (including without limitation, legal counsel and accountants) as it deems necessary for the proper administration of the Plan. The Committee shall:
(i) determine the number and types of awards to be made under the Plan; (ii) select the awards to be made to Participants; (iii) set the exercise price, the number of options to be awarded, and the number of shares to be awarded out of the total number of shares available for award; (iv) delegate to the Chief Executive Officer of the Company the right to allocate awards among Eligible Employees who are not Executive Officers of the Company, such delegation to be subject to such terms and conditions as the Committee in its discretion shall determine; (v) establish administrative regulations to further the purpose of the Plan; and (vi) take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan.

SECTION 5: AWARDS.

     5.1: TYPES OF AWARDS. Awards under this Plan may be in any of the following forms (or a combination thereof): (i) stock option awards; (ii) grants of Stock or Restricted Stock; or (iii) Performance Awards. All awards shall be made pursuant to award agreements between the Participant and the Company. The agreements shall be in such form as the Committee approves from time to time.

     5.2: MAXIMUM AMOUNT AVAILABLE. The total number of shares of Stock (including Restricted Stock, if any) optioned or granted under this Plan during the term of the Plan shall not exceed 7,900,000 shares. Solely for the purpose of computing the total number of shares of stock optioned or granted under this Plan, there shall not be counted: (i) any shares which have been forfeited; (ii) any shares covered by an option which, prior to such computation, has terminated in accordance with its terms or has been cancelled by the Participant or the Company; and (iii) any shares otherwise deliverable to a Participant or his/her transferee upon exercise of an option, or upon the grant or vesting of a Stock Award (as defined in Section 7.1), which are withheld by the Company in order to satisfy tax withholding or exercise price obligations. In addition, there shall be credited to the number of authorized shares remaining for grant or option under this Plan, any share which is delivered to the Company by a Participant or his/her transferee in satisfaction of tax withholding or exercise payment obligations.

     5.3: ADJUSTMENT IN THE EVENT OF RECAPITALIZATION, ETC. In the event of any change in the outstanding shares of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change or in the event of any special distribution to the stockholders, the Committee shall make such equitable adjustments in the number of shares and prices per share applicable to options then outstanding and in the number of shares which are available thereafter for Stock Option Awards (as defined in Section 6.1) or other awards, both under the Plan as a whole and with respect to individuals and award type, as the Committee determines are necessary and appropriate. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

SECTION 6: STOCK OPTIONS.

     6.1: AWARD TYPES. The Company may award options to purchase the Common Stock of the Company (hereinafter referred to as "Stock Option Awards") to such Participants as the Committee (or the Chief Executive Officer of the Company, if the Committee in its discretion delegates the right to allocate awards pursuant to Section 4) authorizes and under such terms as the Committee establishes. The Committee shall determine with respect to each Stock Option Award, and designate in the grant, whether a Participant is to receive an Incentive Stock Option or a Non-Qualified Stock Option.

     6.2: PER-PARTICIPANT LIMITS. The maximum number of shares of Stock with respect to which Stock Option Awards may be granted under this Plan during any calendar year to any Participant is 500,000 except in the case of a multi-year grant, in which case the maximum number of shares for the Participant shall be 500,000 times the number of years during which the Participant is not to receive any additional grants of Stock Option Awards.

     6.3: EXERCISE PRICE. The exercise price of each share of Stock subject to a Stock Option Award shall be specified in the grant, but in no event shall the exercise price be less than the closing price of the Common Stock of the Company on the date the award is granted as reported in the New York Stock Exchange-Composite Transactions. If the Participant to whom an Incentive Stock Option is granted owns, at the time of the grant, more than ten percent (10%) of the combined voting power of the Participant's employer or a parent or subsidiary of the employer, the exercise price of each share of Stock subject to such grant shall be not less than one hundred ten percent (110%) of the closing price described in the preceding sentence.

     6.4: REPRICING. Without the prior approval of the Company's shareholders,
(a) the exercise price of any Stock Option Award granted pursuant to this Plan shall not be changed following the date of its grant, other than such equitable changes as may arise in connection with the adjustments permitted under Section
5.3 and no Stock Option Award may be cancelled and replaced with a new Stock Option Award with a lower exercise price where the economic effect would be the same as reducing the exercise price of the cancelled option.

     6.5: TRANSFERABILITY.

          (a) Stock Option Awards shall not be transferable by the Participant other than:

               (i) In the case of the Participant's death, pursuant to the beneficiary designation then on file with the Company, or, in the absence of such a beneficiary designation (or if the designated beneficiary has pre-deceased the Participant), by will or the laws of descent and distribution (in which case the Company without liability to any other person, may rely on the directions of the executor or administrator of the Participant's estate with respect to the disposition or exercise of such options);

               (ii) In the Committee's discretion, the terms of a Non-Qualified Stock Option may permit the Participant to transfer the Stock Option Award to
(w) his or her spouse, children (including by adoption), stepchildren or grandchildren (referred to herein as the Participant's "Family Members"), (x) a trust or trusts for the exclusive benefit of such Family Members, (y) a partnership in which such Family Members are the only partners, or (z) such other persons or entities as the Committee may approve on a case-by-case basis; or

               (iii) In the case of a transferee's death, to his/her estate without rights to further distribution.

          (b) Any transfer pursuant to this Section 6.5 shall be subject to the following:

               (i) there may be no consideration for any such transfer;

               (ii) the stock option agreement pursuant to which such Stock Option Award is granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6.5; and

               (iii) subsequent transfers of transferred Stock Option Awards shall be prohibited except those in accordance with this Section 6.5.

          (c) Following transfer, any transferred Stock Option Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of death, Disability, Retirement and termination of employment with respect to an outstanding Stock Option Award shall be in relation to the original grantee Participant notwithstanding an earlier transfer of the Stock Option Award. Following such events, the Stock Option Award shall be exercisable by the transferee only to the extent and for the periods specified in Sections 6.7 and 6.8 hereof.

     6.6: DURATION OF STOCK OPTION AWARDS. A Stock Option Award by its terms shall be of no more than ten (10) years' duration, except that an Incentive Stock Option granted to a Participant who, at the time of the grant, owns Stock representing more than ten percent (10%) of the combined voting power of the Participant's employer or a parent or subsidiary of the employer shall by its terms be of no more than five (5) years' duration.

     6.7: INITIAL VESTING. A Stock Option Award by its terms shall be exercisable only after the earliest of:

          (i) such period of time as the Committee shall determine and specify in the grant, but in no event less than one year following the date of grant of such award;

          (ii) the Participant's death, Disability or Retirement;

          (iii) the termination by the Company of the Participant's employment other than for cause; or

          (iv) a Change in Control of the Company.

     6.8: EXERCISE PERIOD. A Stock Option Award is only exercisable by a Participant (or, if the Stock Option Award has been duly transferred pursuant to Section 6.5, the transferee) while the Participant is in active employment with the Company, or its Subsidiary or Affiliate, except:

          (i) in the case of a Participant's death, the Stock Option Award shall remain exercisable by the transferee of the award during a three (3) year period following the date of death;

          (ii) in the case of a Participant's Retirement or Disability, the Stock Option Award shall remain exercisable during the original grant duration as specified in the grant agreement;

          (iii) in the case of termination by the Company of the Participant's employment other than for cause, the Stock Option Award shall remain exercisable during a three (3) year period commencing on the effective date of such termination;

          (iv) in the case of termination by the Participant or the Company, of the Participant's employment within two (2) years after a Change in Control of the Company, unless such termination of employment is for cause, the Stock Option Award shall remain exercisable during a three-year period commencing on the effective date of termination; or

          (v) if the Committee decides that it is in the best interest of the Company to permit individual exceptions.

     In no event may a Stock Option Award be exercised after its expiration date.

     For purposes of this Plan, the employment of individuals employed by a Subsidiary or Affiliate of the Company shall be deemed to have been terminated by the Company at such time as the Company ceases to hold, either directly or indirectly, at least 50% of the total ownership interests of the entity.

     6.9: MANNER OF EXERCISE. A Stock Option Award may be exercised by the Participant (or, if the Stock Option Award has been duly transferred pursuant to Section 6.5, the transferee) with respect to part or all of the shares subject to the option by giving written notice to the Company or its designee of the exercise of the option according to such procedures as the Vice President, Human Resources may establish.

     6.10: PAYMENT OF EXERCISE PRICE. The exercise price for the shares for which an option is exercised shall be paid by the exercisor within ten (10) business days after the date of exercise and the terms of the Stock Option Award may provide that the exercise price may be paid: (a) in cash; (b) in whole shares of Common Stock of the Company owned by the exercisor prior to exercising the option; (c) by having the Company withhold shares that otherwise would be delivered to the exercisor pursuant to the exercise of the option in an amount equaling in value the exercise price; (d) in a combination of either cash and delivery of shares, or cash and withholding of shares; or (e) by whatever other means the Committee may deem appropriate. The Company shall establish procedures in connection with payments pursuant to (b), (c), (d), and (e) above, to ensure that the Plan does not become subject to variable accounting by virtue of such payment methods. The value of any share of Common Stock delivered or withheld in payment of the exercise price shall be its Market Price on the date the option is exercised.

     6.11: LIMITS ON INCENTIVE STOCK OPTIONS. The aggregate fair market value of all shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any one calendar year, under this Plan or any other stock option plan maintained by the Company (or by any subsidiary or parent of the Company), shall not exceed $100,000. The fair market value of such shares of Stock shall be the mean of the high and low prices of the common Stock of the Company as reported in the New York Stock Exchange-Composite Transactions on the date the related Stock Option Award is granted (or on the next preceding day such Stock was traded on a stock exchange included in the New York Stock Exchange-Composite Transactions if it was not traded on any such exchange on the date the related stock option is granted).

     6.12: PAYMENT OF TAXES. To enable the Company to meet any applicable federal, state or local withholding tax requirements arising as a result of the exercise of a Stock Option Award, whether exercised by the Participant or his/her transferee, a Participant or the Participant's estate shall pay to the Company the amount of tax to be withheld, or may elect to satisfy such obligation: (a) by delivering to the Company other shares of Common Stock of the Company owned by the Participant prior to exercising the option; (b) by making a payment to the Company consisting of a combination of cash and such shares of Common Stock; or (c), if the exercisor is the grantee Participant, by having the Company withhold shares that otherwise would be delivered to the Participant pursuant to the exercise of the option for which the tax is being withheld, provided that withholding by such method shall be limited to the minimum required applicable tax withholding. Such an election shall be made in such manner as may be prescribed by the Committee and the Committee shall have the right, in its discretion, to disapprove such election. Any such election must be made prior to the date to be used to determine the tax to be withheld and shall be irrevocable. The value of any share of Common Stock to be withheld by the Company or delivered to the Company pursuant to this Section 6.12 shall be the Market Price on the date used to determine the amount of tax to be withheld.

SECTION 7: GRANTS OF STOCK.

     7.1: AWARD TYPES. The Committee may grant, either alone or in addition to other awards granted under the Plan, shares of Stock or Restricted Stock (hereinafter referred to as a "Stock Award") to such Participants as the Committee (or the Chief Executive Officer of the Company, if the Committee in its discretion delegates the right to allocate awards pursuant to Section 4) authorizes and under such terms as the Committee establishes. The Committee, in its discretion, may also make a cash payment to a Participant granted shares of Stock or Restricted Stock under the Plan to allow such Participant to satisfy tax obligations arising out of receipt of the Stock or Restricted Stock. Alternatively, the terms of the Stock or Restricted Stock grant may allow for the Participant to satisfy tax withholding obligations by the means set forth in
Section 7.7.

     7.2: AGGREGATE AND INDIVIDUAL LIMITS. Notwithstanding any provision in this Plan to the contrary, the combined number of shares granted under the Plan pursuant to Stock Awards or Performance Awards shall not exceed 20% of the maximum number of shares of Stock available for award under this Plan as provided in Sections 5.2 and 5.3. In addition, no more than 100,000 shares as a Stock Award shall be granted to one individual in a calendar year unless pursuant to a multi-year award. Grants of Stock other than Restricted Stock shall only be made in lieu of salary or cash bonus.

     7.3: VESTING PERIODS. A grant of Restricted Stock pursuant to this Section 7 shall be subject to a minimum vesting period of at least three (3) years, or such longer period as the Committee, in its sole discretion, may determine. Notwithstanding the foregoing, the Committee may grant shares of Restricted Stock with a vesting period of at least two (2) years or such longer period as the Committee, in its sole discretion, may determine, so long as vesting is based on performance criteria.

     7.4: RIGHTS AS A STOCKHOLDER. The Participant shall have, with respect to Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to vote the shares and the right to receive any dividends, unless the Committee shall otherwise determine.

     7.5: TRANSFERABILITY. Restricted Stock may not be sold or transferred by the Participant until any restrictions that have been established by the Committee have lapsed.

     7.6: FORFEITURE. Upon a termination by the Participant or the Company, of the Participant's employment for any reason during the period any restrictions are in effect, all Restricted Stock held by the Participant shall be forfeited without compensation to the Participant unless the Committee decides that it is in the best interest of the Company to permit individual exceptions.

     7.7: PAYMENT OF TAXES. To enable the Corporation to meet any applicable federal, state or local withholding tax requirements arising as a result of the grant or vesting of a Stock Award, the Participant shall pay the Corporation the amount of tax to be withheld or may elect to satisfy such obligation: (a) by having the Corporation withhold shares that otherwise would be delivered to the Participant pursuant to the granting or vesting of a Stock Award, for which the tax is being withheld; (b) by delivering to the Corporation other shares of Common Stock of the Corporation owned by the Participant prior to the grant or vesting of a Stock Award; or (c) by making a payment to the Corporation consisting of a combination of cash and such shares of Common Stock. Such an election shall be made prior to the date to be used to determine the tax to be withheld. The value of any share of Common Stock to be withheld by the Corporation or delivered to the Corporation pursuant to this Section 7 shall be the Market Price on the date used to determine the amount of tax to be withheld.

SECTION 8: PERFORMANCE AWARDS.

     8.1: AWARD TYPES. The Committee may grant, either alone or in addition to other awards granted under the Plan, awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, the market value of the Common Stock, or other securities of the Company ("Performance Awards") to such Participants as the Committee (or the Chief Executive Officer of the Company, if the Committee in its discretion delegates the right to allocate awards pursuant to Section 4) authorizes and under such terms as the Committee establishes. Performance Awards may be paid in Common Stock, Restricted Stock or other securities of the Company, cash or any other form of property as the Committee shall determine.

     8.2: TERMS AND CONDITIONS OF AWARDS. Performance Awards shall entitle the Participant to receive an award if the measures of performance established by the Committee are met. The measures of performance shall be established by the Committee in its absolute discretion. The Committee shall determine the times at which Performance Awards are to be made and all conditions of such awards.

     8.3: AGGREGATE AND INDIVIDUAL LIMITS. Notwithstanding any provision in this Plan to the contrary, the combined number of shares granted under this Plan pursuant to Performance Awards or Stock Awards shall not exceed 20% of the maximum number of shares of stock available under the Plan as provided in Sections 5.2 and 5.3. In addition, no more than 100,000 shares pursuant to any Performance Awards shall be granted to one individual in a calendar year unless pursuant to a multi-year award.

     8.4: TRANSFERABILITY. The Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares received pursuant to this
Section 8 prior to the date on which any applicable restriction or performance period established by the Committee lapses.

     8.5: PAYMENT OF TAXES. To enable the Corporation to meet any applicable federal, state or local withholding tax requirements arising as a result of the vesting or payment of Performance Awards, a Participant shall pay the Corporation the amount of tax to be withheld or may elect to satisfy such obligation: (a) by having the Corporation withhold shares that otherwise would be delivered to the Participant pursuant to the vesting or payment of Performance Awards for which the tax is being withheld; (b) by delivering to the Corporation other shares of Common Stock of the Corporation owned by the Participant prior to the vesting or payment of Performance Awards; or (c) by making a payment to the Corporation consisting of a combination of cash and such shares of Common Stock. Such an election shall be made prior to the date used to determine the tax to be withheld. The value of any share of Common Stock to be withheld by the Corporation or delivered to the Corporation pursuant to this
Section 8.5 shall be the Market Price on the date used to determine the amount of tax to be withheld.


SECTION 9: GENERAL PROVISIONS.

     9.1: ASSIGNMENT. Subject to the provisions of Section 6.5, if applicable, any assignment or transfer of any awards without the written consent of the Company shall be null and void.

     9.2: NO TRUST. Nothing contained herein shall require the Company to segregate any monies from its general funds, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant for any year.

     9.3: NO RIGHT TO EMPLOYMENT. Participation in this Plan shall not affect the Company's right to discharge a Participant.

     9.4: CANCELLATION AND RESCISSION OF AWARDS.

          (a) The Committee shall have the discretion with respect to any award granted under this Plan to establish upon its grant conditions under which: (i) the award may be later forfeited, cancelled, rescinded, suspended, withheld or otherwise limited or restricted; or (ii) gains realized by the grantee in connection with an award or an award's exercise may be recovered; provided that such conditions and their consequences are: (A) clearly set forth in the grant agreement or other grant document; and (B) fully comply with applicable laws. These conditions may include, without limitation, actions by the Participant which constitute a conflict of interest with the Company, are prejudicial to the Company's interests, or are in violation of any non-compete agreement or obligation, any confidentiality agreement or obligation, the Company's applicable policies or the Participant's terms and conditions of employment.

          (b) The Committee may require, upon exercise, payment or delivery pursuant to an award, that the Participant certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the award grant.


SECTION 10: AMENDMENT, SUSPENSION, OR TERMINATION.

     10.1: The Board of Directors may suspend, terminate, or amend the Plan, including, but not limited to, such amendments as may be necessary or desirable resulting from changes in the federal income tax laws and other applicable laws, but may not, without the affirmative vote of a majority of all votes duly cast on the matter at a meeting of the stockholders of the Company (provided that the total votes cast on the matter represent over 50% of the shares entitled to vote on the matter): (a) increase the total number of shares of Stock that may be optioned or granted under this Plan; or (b) amend Section 6.4 with respect to re-pricing of Stock Option Awards.

     10.2: It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Exchange Act and any related regulations. If any provision of this Plan is later found not to be in compliance with such Rule and regulations, the provisions shall be deemed null and void. All grants to, and exercises of options by Executive Officers under this Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act and regulations promulgated thereunder.


SECTION 11: GOVERNING LAW.

     The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Connecticut and applicable federal law.


SECTION 12: EFFECTIVE DATE AND DURATION OF THE PLAN.

     This Plan shall be effective as of January 1, 2002. No award shall be granted under this Plan on or after January 1, 2012.

                                    EXHIBIT C

                       PRAXAIR, INC. PLAN FOR DETERMINING
                  PERFORMANCE-BASED AWARDS UNDER SECTION 162(m)

SECTION 1. PURPOSE. The purpose of the Praxair, Inc. Plan for Determining Performance-Based Awards under Section 162(m) (the "Plan") is to establish a process and criteria for administering and determining awards to be made to certain of Praxair, Inc.'s (the "Company") senior executives by the Company under the Company's long term incentive and variable compensation plans or otherwise so that such awards qualify as "performance-based compensation" within the meaning of Internal Revenue Code Section 162(m).

SECTION 2. ELIGIBLE EMPLOYEES. Any Executive Officer of the Company, as such term is defined for purposes of Section 16 of the Securities and Exchange Act of 1934, shall be eligible for designation as a Participant for Performance Awards determined under this Plan.

SECTION 3. DEFINITIONS. The following terms utilized in this Plan shall have the following meanings:

     "Committee" shall mean the Compensation and Management Development Committee of the Board of Directors of the Company or any other Committee designated by the Board for the purpose of administering this Plan so long as each of the members comprising the Committee is an "outside director" within the meaning of Section 162(m).

     "Long Term Incentive Plan" shall mean any Praxair, Inc. long term incentive plan or any other long term incentive program adopted by the Board of Directors of the Company.

     "Participant" shall mean for a Performance Award related to a calendar year or Performance Period, each eligible employee who is designated as a Participant for such a year or period by the Committee in accordance with
     Section 9 herein.

     "Performance Award" shall mean either an Annual Performance Award (Section 5 herein) or payment pursuant to Long Term Performance Opportunities (Section 6 herein) or both as the context indicates.

     "Performance Measures" shall mean for a calendar year or Performance Period one or more of the business criteria set forth in Section 7 herein.

     "Performance Period" shall mean a period longer than one year over which performance is to be measured for purposes of Long Term Performance Opportunities in accordance with Section 6 herein.

     "Section 162(m)" shall mean Section 162(m) of the Internal Revenue Code of 1986, and the regulations promulgated thereunder, all as amended from time to time.

     "Variable Compensation Plan" shall mean any Praxair, Inc. variable compensation plan, or other annual award program adopted by the Board of Directors of the Company.

SECTION 4. TERM. The Plan shall be effective as of January 1, 2002, and shall be applicable for all future fiscal years of the Company unless amended or terminated by the Committee pursuant to Section 12. Notwithstanding the foregoing, the material terms (as defined in Section 162(m)) of this Plan shall be subject to re-approval by the stockholders of the Company no later than the first meeting of stockholders to take place in 2006, if such approval is required by Section 162(m) at the time, and if such terms have not been earlier modified and submitted for stockholder approval.

SECTION 5. ANNUAL PERFORMANCE AWARDS.

     5.1: For each calendar year, each Participant may be entitled to receive a payment ("Annual Performance Award") pursuant to a Variable Compensation Plan in an amount determined by the Committee as provided in this Plan. To the extent permitted by the Variable Compensation Plan, the payment of Annual Performance Awards may be made in cash, common stock or restricted stock of the Company, or a combination thereof.

     5.2: In no event shall any award amount determined by the Committee as provided in this Plan, when aggregated with all other awards made pursuant to the applicable Variable Compensation Plan in the calendar year, exceed any applicable calendar year or other applicable aggregate limit set forth in that Variable Compensation Plan.

     5.3: The maximum Annual Performance Award paid, in cash or stock, to a Participant for a calendar year may not exceed the lesser of: (i) three times
(3X) the annual rate of salary paid to the Participant as of the last day of the preceding calendar year; and (ii) the applicable per-participant limit, if any, set forth in the applicable Variable Compensation Plan.

SECTION 6. LONG TERM PERFORMANCE OPPORTUNITIES.

     6.1: For any performance period designated by the Committee and having a duration longer than one year (a "Performance Period"), the Committee may establish the terms and conditions of award opportunities ("Long Term Performance Opportunities") entitling the Participant to receive payments pursuant to a Long Term Incentive Plan at the end of the Performance Period. The amount of such payments shall be determined according to the conditions of the Long Term Performance Opportunities established by the Committee as provided in this Plan. To the extent permitted by the applicable Long Term Incentive Plan, Long Term Performance Opportunities may consist of stock or other grants that are valued in whole or in part by reference to, or are otherwise based on, the market value of the common stock, restricted stock or other securities of the Company, and may be paid in common stock, restricted stock or other securities of the Company, cash or any other form of property as the Committee shall determine.

     6.2: A Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares received as Long Term Performance Opportunities prior to the date on which any applicable restriction or Performance Period established by the Committee lapses.

     6.3: In no event shall any award amount determined by the Committee as provided in this Plan, when aggregated with all other awards made pursuant to the applicable Long Term Incentive Plan in the calendar year, exceed any applicable calendar year or other applicable aggregate limit set forth in that Long Term Incentive Plan.

     6.4: The total aggregate payments, in cash or stock, made to a Participant for a Performance Period pursuant to Long Term Performance Opportunities for such period shall not exceed the lesser of: (i) $4,000,000 times the length of the Performance Period in years; and (ii) the applicable per-participant limit, if any, set forth in the applicable Long Term Incentive Plan.

     6.5: The Committee shall have the discretion, at the time Performance Goals are established for a Long Term Performance Opportunity pursuant to Section 9 herein, to establish terms for payment on such Long Term Performance Opportunity in the event a Change-in-Control (as defined in the applicable Long Term Incentive Plan) occurs prior to the end of the applicable Performance Period; provided, however, that in no event shall any such payment be in excess of the maximums set forth in this Section 6.


SECTION 7. PERFORMANCE MEASURES.

     7.1: For any calendar year or Performance Period, the Committee may designate one or more of the business criteria ("Performance Measures") set forth in this Section 7 for use in determining the amount of a Performance Award for an individual in relation to such year or period; provided that such designation would not subject any Performance Award to the deduction limitations of Section 162(m). Performance Measures designated for any Participant in a calendar year or Performance Period may be different from those designated for other Participants in said year or period as the Committee may determine. To the extent applicable to any Performance Measure, the Committee may specify a Performance Measure in relation to total Company performance or in relation to the performance of identifiable business unit(s) of the Company.

     7.2: NET INCOME. "Net Income" shall mean net income before the after-tax effect of any special charge or gain or cumulative effect of a change in accounting as reported in a statement of income for a year or period.

     7.3: OPERATING PROFIT. "Operating Profit" shall mean operating profit before any special charges or gains as reported in a statement of income for a year or period.

     7.4: SG&A. "SG&A" shall mean selling, general and administrative ("SG&A") costs as reported in a statement of income for a year or period.

     7.5: SALES. "Sales"shall mean sales as reported in a statement of income for a year or period.

     7.6: CASH FLOW. "Cash Flow" shall mean Net Income, plus depreciation and amortization, plus income less dividends for minority interests, plus or minus changes in working capital, minus dividends paid to Praxair shareholders.

     7.7: RETURN ON CAPITAL. "Return on Capital" shall mean NOPAT divided by average Capital for the year or period. "Capital" shall mean the sum of: (i) short term debt; (ii) long term debt; (iii) current portion of long term debt;
(iv) total minority interest; and (v) shareholders equity adjusted to reverse the effect of 1992 accounting changes (FAS106 and 112), all as reported in or determined from a balance sheet at the end of a year or period. "NOPAT" shall mean Operating Profit after tax plus equity income.

     7.8: RETURN ON EQUITY. "Return On Equity" shall mean Net Income divided by average shareholders' equity for the year or period.

     7.9: TOTAL SHAREHOLDER RETURN. "Total Shareholder Return" shall mean the percent increase over a year or period in the value of an investor's holdings in the Company's common stock assuming reinvestment of dividends.

     7.10: DEBT TO CAPITAL RATIO. "Debt to Capital Ratio" shall mean Debt divided by Capital. "Debt" shall mean the sum of short-term debt, the current portion of long term debt and long term debt, all as reported in or determined from a balance sheet at the end of a year or period.

     7.11: EVA. "EVA" shall mean economic value added calculated as NOPAT (less South American minority share) less the cost of average Capital (less South American minority capital) for the year or period.

SECTION 8. PERFORMANCE GOALS.

     8.1: For each Performance Measure designated by the Committee, the Committee shall designate a specific, measurable target, schedule or threshold ("Performance Goal") against which actual performance is to be measured for purposes of determining the amount of any Performance Award; provided that any such designation would not subject any Performance Award to the deduction limitations of Section 162(m).

     8.2: A Performance Goal may be expressed in any form as the Committee may determine including, but not limited to: (1) percentage growth; (2) absolute growth; (3) cumulative growth; (4) performance in relation to an index; (5) performance in relation to peer company performance; (6) a designated absolute amount; (7) percent of sales; and (8) per share of common stock outstanding.


SECTION 9. DETERMINATION AND PAYMENT OF AWARDS.

     9.1: No later than ninety (90) days after the commencement of a calendar year or Performance Period, the Committee shall designate or approve for the Performance Awards relating to such year or period: (i) the individuals who will be Participants, if any; (ii) the Performance Measures; (iii) if there is more than one Performance Measure, the weighting of the Performance Measures in determining the Performance Award; (iv) the Performance Goals and pay-out matrix or formula for each Performance Measure; and (v) the target Performance Award for each Participant.

     9.2: Following the end of a calendar year or Performance Period, the Committee shall determine the Performance Award for each Participant by:

          (1) comparing actual performance for each measure against the pay-out matrix approved for such year or period,

          (2) multiplying the pay-out percentage from the pay-out matrix for each Performance Measure by the appropriate weighting factor, and

          (3) summing the weighted pay-out percentages and multiplying their overall pay-out percentage by the Participant's target Performance Award.

     9.3: Notwithstanding anything contained in this Plan to the contrary, the Committee in its sole discretion may reduce any Performance Award for any Participant to any amount, including zero, prior to the certification by resolution of the Committee of the amount of such Performance Award.

     9.4: As a condition to the right of a Participant to receive a Performance Award, the Committee shall first certify, by resolution of the Committee, that the Performance Award has been determined in accordance with the provisions of this Plan.

     9.5: If, during a calendar year or Performance Period, a Participant terminates employment for any reason, the Committee, in its discretion, may provide that the Participant (or his or her beneficiary) receive, after the end of such year or period, all or any portion of the Performance Award related to such year or period to which the Participant would otherwise have been entitled.

     9.6: Performance Awards for a calendar year or Performance Period shall be determined as soon as practicable after such year or period and shall be paid no later than 75 days following such year or period unless deferred as provided in
Section 9.7 hereof.

      9.7: The Committee may in its discretion elect to defer payment of any Performance Award until such date before or after retirement as a Participant may request upon such terms and conditions as may be approved or established by the Committee in its sole judgment. Such terms may include the payment of interest or dividend equivalents on deferred amounts.

     9.8: The Company shall withhold from any Performance Award or payments determined under this Plan any amount of withholding taxes due in respect of a Performance Award, its deferral or payment. Such taxes shall be withheld or paid in the manner provided by the Variable Compensation Plan or Long Term Incentive Plan pursuant to which the award or payment is made.

     9.9: Participation in this Plan does not preclude Participants from participation in any other benefit or compensation plans or arrangements of the Company.

SECTION 10. ADMINISTRATION AND INTERPRETATION. The Plan shall be administered by the Committee, which shall have the sole authority to make rules and regulations for the administration of the Plan. The interpretations and decisions of the Committee with regard to the Plan shall be final and conclusive. The Committee may request advice or assistance or employ such persons (including, without limitation, legal counsel and accountants) as it deems necessary for the proper administration of the Plan.

SECTION 11. ADMINISTRATIVE EXPENSES. Any expense incurred in the administration of the Plan shall be borne by the Company out of its general funds.

SECTION 12. AMENDMENT OR TERMINATION. The Committee may from time to time amend the Plan in any respect or terminate the Plan in whole or in part, provided that no such action shall increase the amount of any Performance Award for which Performance Goals have been established but which has not yet been earned or paid: and provided further that such action will not cause a Performance Award to become subject to the deduction limitations contained in Section 162(m).

SECTION 13. NO ASSIGNMENT. The rights hereunder, including without limitation rights to receive a Performance Award, shall not be pledged, assigned, transferred, encumbered or hypothecated by an employee of the Company, and during the lifetime of any Participant any payment of a Performance Award shall be payable only to such Participant. A Participant, however, may designate in writing at any time, and from time to time, one or more beneficiaries to receive, in the event of the Participant's death, the payment of any award determined pursuant to Section 9 herein or any deferred Performance Award; provided that such designation is received by the Company prior to such death.

SECTION 14. THE COMPANY. For purposes of this Plan, the "Company" shall include the successors and assigns of the Company, and this Plan shall be binding on any corporation or other person with which the Company is merged or consolidated.

SECTION 15. STOCKHOLDER APPROVAL. This Plan shall be subject to approval by a vote of the stockholders of the Company at the 2001 Annual Meeting of Shareholders.

SECTION 16. NO RIGHT TO EMPLOYMENT. The designation of an employee as a Participant, the determination of the amount of any Performance Award, or the establishment of the terms of any Long Term Performance Opportunity shall not be construed as giving a Participant the right to be retained in the employ of the Company or any affiliate or subsidiary of the Company.

SECTION 17. GOVERNING LAW. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Connecticut and applicable federal law.

SECTION 18. NO TRUST. Neither the Plan nor any Performance Award nor any Long Term Performance Opportunity shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Participant. To the extent any Participant acquires a right to receive payments from the Company in respect to any Performance Award or Long Term Performance Opportunity, such right shall be no greater than the right of any unsecured general creditor of the Company.

SECTION 19. SECTION 162(m). It is the intention of the Company that all awards determined in accordance with this Plan be excluded from the deduction limitations contained in Section 162(m). Therefore, if any Plan provision is found not to be in compliance with the "performance-based" compensation exception contained in Section 162(m), that provision shall be deemed amended so that the Plan does so comply to the extent permitted by law and deemed advisable by the Committee, and in all events the Plan shall be construed in favor of its meeting the "performance-based" compensation exception contained in Section 162(m).

[PRAXAIR LOGO]                     39 Old Ridgebury Road, Danbury, CT 06810-5113

                         VOTE BY INTERNET OR TELEPHONE
                         24 HOURS A DAY, 7 DAYS A WEEK

YOU MAY VOTE YOUR SHARES BY PROXY USING ANY OF THE FOLLOWING METHODS. PLEASE CONSIDER THE CONVENIENCE OF INTERNET OR TELEPHONIC VOTING. THESE METHODS ALSO REDUCE PRAXAIR'S EXPENSES.

THE INTERNET AND TELEPHONE VOTING FACILITIES WILL CLOSE AT 5:00 PM EASTERN TIME ON APRIL 23, 2001.


          BY INTERNET                                   BY TELEPHONE                                   BY MAIL

ACCESS THE WEBSITE                           ON A TOUCH-TONE TELEPHONE, DIAL THE         MARK, SIGN AND DATE THE PROXY FORM
                                             TOLL-FREE NUMBER                            ATTACHED BELOW, DETACH IT, AND RETURN
HTTP://PROXY.SHAREHOLDER.COM/PX                                                          IT PROMPTLY IN THE ENCLOSED ENVELOPE.
                                                       1-800-481-9816
AND FOLLOW THE INSTRUCTIONS. YOU WILL                                                    HOW TO RECEIVE YOUR ANNUAL REPORT
BE ASKED TO ENTER THE NUMBER LOCATED         AND FOLLOW THE INSTRUCTIONS. YOU WILL       AND PROXY STATEMENT ON-LINE
BELOW IN THE BOX LABELED "CONTROL            BE ASKED TO ENTER THE NUMBER LOCATED
NUMBER".                                     BELOW IN THE BOX LABELED "CONTROL           SAVE PRAXAIR FUTURE POSTAGE AND
                                             NUMBER".                                    PRINTING EXPENSE BY CONSENTING TO
                                                                                         RECEIVE FUTURE ANNUAL REPORTS AND
                                                                                         PROXY STATEMENTS ON-LINE ON THE
                                                                                         INTERNET. WHETHER YOU VOTE BY
                                                                                         INTERNET, BY TELEPHONE OR BY
                                                                                         MAIL, YOU WILL BE GIVEN THE OPPOR-
                                                                                         TUNITY TO CONSENT TO FUTURE
                                                                                         ELECTRONIC DELIVERY. SEE PAGE 4 OF
                                                                                         THE PROXY STATEMENT FOR MORE INFOR-
                                                                                         MATION ABOUT THIS OPTION.

                                                                                         -------------------------------------
                                                                                         IF YOU HAVE SUBMITTED YOUR PROXY BY
                                                                                         INTERNET OR BY TELEPHONE, THERE IS NO
                                                                                         NEED FOR YOU TO MAIL BACK THE PROXY
                                                                                         CARD ATTACHED BELOW.
                                                                                         -------------------------------------

USE THE INTERNET TO VOTE o IT'S FAST AND CONVENIENT                              ---------------------------------------------
                                                                                               CONTROL NUMBER FOR
                                                                                          INTERNET OR TELEPHONE VOTING
HTTP://PROXY.SHAREHOLDER.COM/PX                                                  ---------------------------------------------


 DETACH PROXY CARD HERE ONLY IF YOU ARE NOT VOTING BY INTERNET OR BY TELEPHONE

--------------------------------------------------------------------------------

                                                PLEASE DETACH HERE
                                  YOU MUST DETACH THIS PORTION OF THE PROXY CARD
                                   BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE
     --------

     --------


1. Election of Directors        FOR all nominees           WITHHOLD AUTHORITY to vote                *EXCEPTIONS
                                listed below               for all nominees listed below


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW:

Nominees: 01 -Alejandro Achaval, 02 - Ronald L. Kuehn, Jr., 03 - H. Mitchell Watson, Jr.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S
NAME IN THE SPACE PROVIDED BELOW.

SUCH A MARK WILL BE DEEMED A VOTE "FOR" ALL NOMINEES OTHER THAN THOSE LISTED AS EXCEPTIONS.)

*Exceptions:

------------------------------------------------------------------------------------------------------------------------------

2.   Approval of the 2002 Praxair, Inc. Long Term Incentive      3.   Approval of the Praxair, Inc. Plan for Determining
     Plan.                                                            Performance-Based Awards under Section 162(m).
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PLAN.         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PLAN.


     FOR   / /       AGAINST    / /       ABSTAIN     / /
                                                                      FOR    / /         AGAINST     / /     ABSTAIN     / /


4.   In their discretion, the Proxies are authorized to vote
     upon such other business as may properly come before the
     meeting or any adjournment thereof.                                                  Check here if you

                                                                 Consent to future electronic delivery of Annual Report/Proxy
                                                                 Statement (see explanation at page 4 of the Proxy Statement)

                                                                                   Have written comments or change
                                                                                   of address on this card.


                                                                                   Please sign name exactly as it appears on this
                                                                                   card. Joint owners should each sign. Attorneys,
                                                                                   trustees, executors, administrators, custodians,
                                                                                   guardians or corporate officers should give full
                                                                                   title.

                                                                                   DATED: _________________________________________

                                                                                   SIGNED _________________________________________

                                                                                          _________________________________________
                                                                 --------------

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED                   VOTES MUST BE INDICATED    /X/
ENVELOPE IF YOU DO NOT VOTE BY INTERNET OR TELEPHONE                               (X) IN BLACK OR BLUE INK.


                                 [PRAXAIR LOGO]

                         ANNUAL MEETING OF SHAREHOLDERS
                            APRIL 24, 2001 AT 9:30 AM
                                SHERATON DANBURY
                    (FORMERLY THE DANBURY HILTON AND TOWERS)
                                   DANBURY, CT

                                   DIRECTIONS:

FROM NEW JERSEY:

Danbury is about one hour from the Tappan Zee Bridge. After crossing the bridge, follow signs to New England and the Cross-Westchester Parkway (I-287). From I-287, take I-684 North towards Brewster. Take Exit 9E (I-84 East to Danbury). Get off I-84 at Exit 2 (Mill Plain Road). Go to the bottom of the ramp and turn left, go to the second light and turn right, go to the next light, turn right (Old Ridgebury Road) and go up the hill. The Sheraton is on your left.

FROM BOSTON:

Take Massachusetts Turnpike (Route 90) to Sturbridge, Exit 9. Proceed onto I-84 West through Hartford and Waterbury to Danbury. Take Exit 2A (Old Ridgebury
Road). The exit ramp circles around and up over the highway. The Sheraton is on your left.

FROM HARTFORD:

Take I-84 West towards Waterbury/Danbury. Take Exit 2A (Old Ridgebury Road). The exit ramp circles around and up over the highway. The Sheraton is on your left.

FROM NEW HAVEN:

Take Route 34 West to Newtown where you pick up I-84 West to Danbury. Take Exit 2A (Old Ridgebury Road). The exit ramp circles around and up over the highway. The Sheraton is on your left.

FROM WHITE PLAINS/WESTCHESTER:

Take I-684 North towards Brewster and proceed to Exit 9E (I-84 East to Danbury). Get off I-84 at Exit 2 (Mill Plain Road). Go to the bottom of the ramp and turn left, go to the second light and turn right, go to the next light, turn right (Old Ridgebury Road) and go up the hill. The Sheraton is on your left.

FROM NY CITY AIRPORTS & LONG ISLAND:

Follow signs to Whitestone Bridge. Cross over bridge and bear left onto the Hutchinson River Parkway to White Plains and I-684 North towards Brewster. Take Exit 9E (I-84 East to Danbury). Get off I-84 at Exit 2 (Mill Plain Road). Go to the bottom of the ramp and turn left, go to the second light and turn right, go to the next light, turn right (Old Ridgebury Road) and go up the hill. The Sheraton is on your left.

AIRPORT ARRIVAL:

From the Ground Transportation Center for Connecticut Limousine Service to Danbury. At the Danbury depot, call the Sheraton Danbury and they will provide shuttle service for you.

There is no car or ground transportation service to Danbury from Westchester Airport (White Plains, NY) or Windsor-Bradley Airport (Hartford, CT).

 DETACH PROXY CARD HERE ONLY IF YOU ARE NOT VOTING BY INTERNET OR BY TELEPHONE

--------------------------------------------------------------------------------

     [PRAXAIR LOGO]                               PROXY/VOTING INSTRUCTION CARD

--------------------------------------------------------------------------------

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRAXAIR, INC.
                    FOR THE ANNUAL MEETING ON APRIL 24, 2001

    I (we) hereby authorize Dennis H. Reilley, James S. Sawyer and David H. Chaifetz, or any of them, and each with the power to appoint his substitute, to vote as Proxy for me(us) at the Annual Meeting of Shareholders to be held at the Sheraton Danbury (formerly the Danbury Hilton and Towers), 18 Old Ridgebury Road, Danbury, Connecticut on April 24, 2001 at 9:30 A.M., or any adjournment thereof, the number of shares which I (we) would be entitled to vote if personally present. The proxies shall vote subject to the directions indicated on the reverse side of this card and proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournments thereof. THE PROXIES WILL VOTE AS THE BOARD OF DIRECTORS RECOMMENDS WHERE I
    (WE) DO NOT SPECIFY A CHOICE.

    FOR PARTICIPANTS IN THE PRAXAIR, PRAXAIR DISTRIBUTION, PRAXAIR PUERTO RICO, UNION CARBIDE OR UCAR SAVINGS PROGRAMS: As to those shares of Praxair, Inc., if any, that are held for me in the aforementioned Savings Programs, I instruct the Trustee of the applicable Savings Program to sign a proxy for me in substantially the form set forth above and on the reverse side. THE TRUSTEE SHALL MARK THE PROXY AS I SPECIFY. WHERE I DO NOT SPECIFY A CHOICE, MY SHARES WILL BE VOTED IN THE SAME PROPORTION AS THE TRUSTEE VOTES THE SHARES FOR WHICH IT RECEIVES INSTRUCTIONS.


                                                  PRAXAIR, INC.
                                                  P.O. BOX 11140
    (Continued and to be dated and                NEW YORK, NY 10203-0140
    signed on the reverse side.)